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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file
number                              811-21435
-----------------------------------------------------------------

                       GENERAL ELECTRIC S&S INCOME FUND
------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


              3001, SUMMER STREET,STAMFORD, CONNECTICUT, 06905
-------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


GE ASSET MANAGEMENT INC,3001, SUMMER STREET,STAMFORD,CONNECTICUT, 06905
------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant"s telephone number, including area code: 800-242-0134
                                            ----------------------------


Date of fiscal year end: 12/31
                        ---------------------------

Date of reporting period: :  12/31/09
                          -------------------------

ITEM 1. REPORTS TO STOCKHOLDERS.



S&S Program

Program Mutual Fund
Income Fund

Annual Report
December 31, 2009

[LOGO]

                                    [GRAPHIC]



          Notes to Performance....................................  1

          Manager Reviews and Schedules of Investments

            Program Mutual Fund...................................  2

            Income Fund........................................... 11

          Notes to Schedules of Investments....................... 29

          Financial Statements

            Financial Highlights.................................. 30

            Statements of Assets and Liabilities.................. 32

            Statements of Operations.............................. 33

            Statements of Changes in Net Assets................... 34

            Notes to Financial Statements......................... 35

          Report of Independent Registered Public Accounting Firm. 47

          Tax Information......................................... 48

          Advisory Agreement Renewal.............................. 49

          Additional Information.................................. 52

          Investment Team......................................... 56

                                    [GRAPHIC]



Information on the following performance pages relating to the GE S&S Program Mutual Fund and GE S&S Income Fund (each a "Fund" and collectively the "Funds") one year total return and Schedule of Investments is audited, all other information, including the portfolio manager Q&A pages, is unaudited.

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares.

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in a Fund is subject to risk, including possible loss of principal invested.

The Standard & Poor's ("S&P") 500 Composite Index of stocks (S&P 500) and the Barclays Capital U.S. Aggregate Bond Index are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index. S&P 500 is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock market performance. Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index of taxable investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The results shown for the foregoing indices assume the reinvestment of net dividends or interest and are unaudited.

The peer universe of funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. This blend is the same as the category blend used by the Wall Street Journal. The actual number of funds and numerical rankings in the Lipper and Wall Street Journal universes could differ since the Wall Street Journal excludes certain funds, which do not meet their net asset or number of shareholder publication thresholds. Lipper is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change.

-----------
GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE S&S Program Mutual Fund and the GE S&S Income Fund, and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Funds.

                                    [GRAPHIC]



[PHOTO]


George A. Bicher

[PHOTO]


Stephen V. Gelhaus

[PHOTO]


Thomas R. Lincoln

[PHOTO]


Paul C. Reinhardt


The GE S&S Program Mutual Fund is managed by a team of portfolio managers that includes George A. Bicher, Stephen V. Gelhaus, Thomas R. Lincoln, and Paul C. Reinhardt. Each of the foregoing portfolio managers manages (or co-manages) one of three sub-portfolios, which comprise the Fund. A sub-portfolio refers to the portion of the Fund's assets that are allocated to, and managed by, a particular portfolio manager on the Fund's portfolio management team. The three sub-portfolios are managed independently of each other and the portfolio managers have full discretion over their sub-portfolio. The weightings to each sub-portfolio in the Fund, which can be changed at any time but generally remain stable for 18 to 24 months, are driven by the objective of keeping the Fund "style neutral" such that it combines both growth and value investment management styles and does not tend to favor either style.

George A. Bicher is a Senior Vice President of GE Asset Management Incorporated
(GEAM). Mr. Bicher is Director of the U.S. Equity Research Team and has been a portfolio manager for the GE S&S Program Mutual Fund since January 2007.
Mr. Bicher has held the position of equity research analyst since joining GEAM in June 2002. Prior to joining GEAM, he served in a number of positions at Deutsche Banc Alex Brown since 1994.

Stephen V. Gelhaus is a Vice President of GEAM. He has been a member of the portfolio management team for the GE S&S Program Mutual Fund since January 2002. Mr. Gelhaus joined GEAM in June 1991 and was a research analyst in U.S. Equities from 1995 through 2001 and became an associate portfolio manager at GEAM in 1999.

Thomas R. Lincoln is a Senior Vice President of GEAM. He has served on the portfolio management team for the GE S&S Program Mutual Fund since May 2007. Mr. Lincoln joined GEAM in 1994 as a financial analyst in U.S. Equities.
Mr. Lincoln became part of the investment management team for U.S. Equities at GEAM in 1997 and a portfolio manager for U.S. Equities in 2003.

Paul C. Reinhardt is a Senior Vice President of GEAM. He has been a member of the portfolio management team for the GE S&S Program Mutual Fund since January 2001. Mr. Reinhardt joined GEAM in 1982 as an equity analyst and has been a portfolio manager since 1987.

Q. How did the GE S&S Program Mutual Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended December 31, 2009?

A. For the twelve-month period ended December 31, 2009, the GE S&S Program Mutual Fund returned 32.71%. The S&P 500 Index, the Fund's benchmark, returned 26.46% and the Fund's Morningstar peer group of 1,789 U.S. Large Growth funds returned an average of 35.22% for the same period.

Q. What market conditions impacted Fund performance?

A. The U.S. equity markets fell sharply through early March against a backdrop of severe global economic recession, falling home prices, and the

                                    [GRAPHIC]



   prospect of huge losses by global financial institutions. After the U.S. government passed a $790 billion stimulus bill and the Federal Reserve announced plans to pump $1.25 trillion into the economy, the S&P 500 rallied 67% through year-end off its March 9 intraday low. In addition to the unprecedented fiscal and monetary stimulus, stocks were supported by earnings reports in the second and third quarter that generally beat expectations, a pick-up in corporate acquisition activity, and strong free cash flow as companies cut capital spending and reduced their cost structures. Despite this strong snap-back, the S&P 500 still remained 29% below the high it reached in October 2007. The federal funds target rate has remained historically low--close to zero--for a full year, and the U.S. equity markets have applauded the Federal Reserve's pledge to keep interest rates low for an "extended period."

   Sector allocation has been important in this environment, as only the technology (+62%), materials (+49%), and consumer discretionary
   (+42%) sectors outperformed the S&P 500 in 2009 while the more defensive sectors lagged. Despite a 78% rise in the WTI crude price over the year, the S&P 500 Energy sector rose only 14% in 2009, well below the 26.5% rally of the broader S&P 500 Index. In this context, the growth style of investing outperformed the value style, with the strongest returns coming from medium capitalization companies. Careful stock selection was warranted in the financials sector, which plummeted 29% in the first quarter but advanced a whopping 140% off of March lows, reflecting relief that the sector would remain intact. This was reinforced by the fact that most large U.S. banks passed their stress tests and credit markets strengthened. By year-end, several large commercial and investment banks had reimbursed the U.S. Treasury for the government TARP investments. Going forward, we do not expect the markets to simply reward survivorship with performance since earnings estimate achievability should matter more prospectively.

Q. What were the primary drivers of Fund performance?

A. Strong stock selection among energy companies was a key driver of Fund performance, despite the fact that the sector overall showed lackluster performance. Emphasizing energy services companies over the large integrated oil companies paid off amid weak end market demand in refining and marketing. Transocean (+89%) and Schlumberger (+56%) were key contributors and continued to be held at year-end. Good stock selection in financials also benefited the Fund, as large positions in CME Group (+64%), Goldman Sachs (+103%) and several life insurance companies outperformed the market. One theme for these holdings was financial strength and the ability to take market share and emerge from the recession as a stronger competitor.

   A beneficial underweight in the defensive consumer staples sector was another driver to Fund performance, as this group underperformed the market averages. Later in the year, Proctor Gamble was increased to an overweight and averaged a 15% return during the period it was held. Other key single-stock contributors included Genentech, which rallied 14% on Roche's acquisition bid, and Freeport

                                    [GRAPHIC]



   McMoRan Copper & Gold (+229%) which surged along with copper prices during the year. The strength in Genentech--an out of benchmark holding--was enough to offset weakness in some of our other health care holdings, including Amgen (-2%) and Gilead (-15%) as biotech companies broadly underperformed.

   Consumer discretionary and technology were the only two sectors to detract from relative performance this year. In consumer discretionary, the Fund missed strong recovery rallies in Internet retailers (e.g., Amazon and Expedia which proved too expensive for ownership) and automobile stocks, which generally lacked the degree of quality we seek in long term holdings. In the media sector, Comcast (+1%) also underperformed amid disappointing subscription growth. Within technology, while the Fund enjoyed strength in many of its diverse holdings, an underweight in Apple (+147%) created the main drag.

Q. Were there any significant changes to the Fund over the period?

A. We continued to seek large cap, high quality companies that we felt had the potential to survive and grow market share during the down-cycle, and in a gradual recovery. We maintained a consistent emphasis on companies with strong balance sheets and earnings stability, over more cyclical or leveraged opportunities. We took advantage of relative underperformance in high-quality brand-name companies, to add several new positions during the year; among the positions established were Baxter International, Johnson & Johnson and Proctor & Gamble. We reduced our holdings in technology--selling Affiliated Computer Systems and several semiconductor companies--although technology remained the Fund's largest sector position. We took advantage of relative weakness in energy to boost our exposure to that sector, which we believe faces tremendous long-term supply-demand imbalances. At year-end, the Fund's largest overweights were in technology, health care and financials, and the largest underweights were in consumer staples, industrials and utilities.

   Valuations for many companies remain attractive, even after the strong rebound from March through year-end. While lower quality companies outperformed during the rally, we believe any future market rally will be dominated by outperformance by market share winners with strong balance sheets and management teams. Amid rapidly changing market conditions we have maintained our bottom-up stock selection approach with focus on a long-term investment horizon.

                                    [GRAPHIC]


                                             Understanding Your Fund's Expenses

As a shareholder of the Fund you incur ongoing expenses, which include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2009.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the share class under the heading "Expenses Paid During Period."

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.
July 1, 2009 - December 31, 2009

    ------------------------------------------------------------------------
                             Account value at Account value     Expenses
                             the beginning of at the end of    paid during
                              the period ($)  the period ($) the period ($)*
    ------------------------------------------------------------------------
    Actual Fund Return**         1,000.00        1,195.87         1.05
    ------------------------------------------------------------------------
    Hypothetical 5% Return
      (2.5% for the period)      1,000.00        1,023.97         0.97
    ------------------------------------------------------------------------

 *Expenses are equal to the Fund's annualized expense ratio of 0.19% (for the period July 1, 2009--December 31, 2009), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six-month period)
**Actual Fund Return for the six-month period ended December 31, 2009 is as follows: 19.59%.

                                    [GRAPHIC]



                    Change in Value of a $10,000 Investment

                                    [CHART]


                          AVERAGE ANNUAL TOTAL RETURN
                    FOR THE PERIODS ENDED DECEMBER 31, 2009

           ----------------------------------------------------------

                                                   One   Five   Ten
                                                   Year  Year   Year
           ----------------------------------------------------------

           GE S&S Program Mutual Fund             32.71% 2.18%  1.03%

           S&P 500 Index                          26.46% 0.42% -0.96%

                                    [GRAPHIC]


                              Investment Profile

 A Mutual Fund designed for investors who seek long-term growth of capital and income by investing primarily in a diversified portfolio of common and preferred stocks and other types of equity securities of U.S. companies.
                      Morningstar Performance Comparison
                         US OE Large Growth Peer Group

                        Based on average annual returns
                          for periods ended 12/31/09

                                                   One    Five   Ten
                                                   Year   Year   Year

         Fund's rank in peer group:.............. 1,083    356     88

         Number of Funds in peer group:.......... 1,789  1,270    694

         Peer group average annual total return:. 35.22%  0.63% -3.43%

         Morningstar category in peer group: Large Growth

                               TOP TEN HOLDINGS
                            AS OF DECEMBER 31, 2009
                            AS A % OF MARKET VALUE

                      -----------------------------------
                      Microsoft Corp.               3.43%
                      -----------------------------------
                      PepsiCo, Inc.                 2.92%
                      -----------------------------------
                      Amgen Inc.                    2.71%
                      -----------------------------------
                      Cisco Systems, Inc.           2.48%
                      -----------------------------------
                      The Goldman Sachs Group, Inc  2.33%
                      -----------------------------------
                      QUALCOMM Inc.                 2.33%
                      -----------------------------------
                      International Business
                       Machines Corp.               2.17%
                      -----------------------------------
                      Schlumberger Ltd.             2.07%
                      -----------------------------------
                      JPMorgan Chase & Co.          1.95%
                      -----------------------------------
                      State Street Corp.            1.91%
                      -----------------------------------

See Notes to Performance on page 1 for further information, including an explanation of Morningstar peer categories.
Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

GE S&S Program Mutual Fund                         (dollars in thousands) -- December 31, 2009

                                    [GRAPHIC]



                          GE S&S Program Mutual Fund

Portfolio Composition as a % of the Market Value of $3,719,878 as of December 31, 2009.

                                    [CHART]



                                            Number
                                         of Shares             Value
           Common Stock -- 98.7%+
           ---------------------------------------------------------

           Aerospace & Defense -- 3.2%

           Alliant Techsystems, Inc.....    96,455 $     8,514 /(a)/
           CAE, Inc..................... 2,006,368      16,784
           Hexcel Corp..................   559,530       7,263 /(a)/
           Honeywell International Inc..   772,245      30,272
           ITT Corp.....................   454,684      22,616
           Rockwell Collins, Inc........   296,310      16,404
           United Technologies Corp.....   268,414      18,631
                                                       120,484

           Beverages -- 3.2%

           Brown-Forman Corp. (Class B).    21,391       1,146
           Molson Coors Brewing Co.
            (Class B)...................   213,118       9,624
           PepsiCo, Inc................. 1,787,483     108,679
                                                       119,449

           Biotechnology -- 4.5%

           Amgen Inc.................... 1,782,976     100,863 /(a)/
           Gilead Sciences, Inc......... 1,516,917      65,652 /(a)/
                                                       166,515

                                             Number
                                          of Shares             Value

          Capital Markets -- 5.8%

          Ameriprise Financial, Inc......   445,502 $    17,294
          Morgan Stanley.................   353,665      10,468
          State Street Corp.............. 1,635,208      71,197 /(e)/
          The Bank of New York
           Mellon Corp...................   781,747      21,865
          The Charles Schwab Corp........   479,385       9,022
          The Goldman Sachs Group, Inc...   513,070      86,627
                                                        216,473

          Chemicals -- 2.4%

          Air Products & Chemicals, Inc..    20,095       1,629
          Monsanto Co....................   501,189      40,972
          Potash Corp of
           Saskatchewan Inc..............   136,644      14,826
          Praxair, Inc...................   290,850      23,358
          The Mosaic Company.............   125,197       7,478
                                                         88,263

          Commercial Banks -- 0.5%

          Regions Financial Corp......... 1,386,553       7,335
          US Bancorp.....................   359,110       8,084
          Wells Fargo & Co...............   136,045       3,672
                                                         19,091

          Commercial Services & Supplies -- 0.9%

          Corrections Corporation
           of America....................   692,785      17,008 /(a)/
          Iron Mountain Inc..............   733,496      16,694 /(a)/
                                                         33,702

          Communications Equipment -- 6.3%

          Cisco Systems, Inc............. 3,853,745      92,259 /(a)/
          Motorola, Inc..................   180,851       1,403
          QUALCOMM Inc................... 1,872,092      86,603
          Research In Motion Ltd.........   776,134      52,420 /(a)/
                                                        232,685

          Computers & Peripherals -- 3.9%

          Apple Inc......................    27,716       5,844 /(a)/
          Hewlett-Packard Co............. 1,108,368      57,092
          International Business
           Machines Corp.................   617,982      80,894
                                                        143,830


-------
See Notes to Schedules of Investments on page 29 and Notes to Financial Statements.

GE S&S Program Mutual Fund                         (dollars in thousands) -- December 31, 2009

                                    [GRAPHIC]



                                            Number
                                         of Shares             Value

           Consumer Finance -- 0.3%

           Capital One Financial Corp...   294,426 $    11,288

           Diversified Financial Services -- 5.0%

           Bank of America Corp......... 3,957,693      59,603
           CME Group Inc................   160,513      53,924
           JPMorgan Chase & Co.......... 1,741,127      72,553
                                                       186,080

           Diversified Telecommunication Services -- 1.1%

           AT&T Inc..................... 1,000,261      28,037
           Verizon Communications Inc...   397,214      13,160
                                                        41,197

           Electric Utilities -- 1.4%

           Edison International.........   557,433      19,388
           Entergy Corp.................   120,569       9,867
           FPL Group, Inc...............   198,778      10,499
           Northeast Utilities..........   550,028      14,185
                                                        53,939

           Electrical Equipment -- 0.9%

           ABB Ltd. ADR................. 1,237,248      23,631 /(a)/
           Emerson Electric Co..........   274,788      11,706
                                                        35,337

           Electronic Equipment, Instruments & Components -- 0.6%

           Corning Inc.................. 1,159,876      22,397

           Energy Equipment & Services -- 4.1%

           Halliburton Co...............   610,632      18,374
           National Oilwell Varco, Inc..   219,252       9,667 /(a)/
           Schlumberger Ltd............. 1,183,757      77,051
           Transocean Ltd...............   562,052      46,538 /(a)/
                                                       151,630

           Food & Staples Retailing -- 0.1%

           CVS Caremark Corp............   160,757       5,178

           Food Products -- 1.4%

           Archer-Daniels-Midland Co....   159,831       5,004
           Kraft Foods Inc. (Class A)...   388,674      10,564

                                           Number
                                        of Shares             Value

             McCormick & Company Inc...   725,975 $    26,229
             Nestle S.A. ADR...........   198,353       9,590
                                                       51,387

             Healthcare Equipment & Supplies -- 4.6%

             Baxter International Inc..   443,429      26,020
             Becton Dickinson & Co.....   219,104      17,279
             Boston Scientific Corp....   868,482       7,816 /(a)/
             Covidien PLC.............. 1,311,362      62,801
             Hologic, Inc..............   679,909       9,859 /(a)/
             Medtronic, Inc............   579,160      25,471
             ResMed, Inc...............   427,802      22,361 /(a)/
                                                      171,607

             Healthcare Providers & Services -- 2.7%

             Aetna Inc.................   287,994       9,129
             Cardinal Health, Inc......   576,411      18,583
             Express Scripts, Inc......   481,412      41,618 /(a)/
             McKesson Corp.............    94,249       5,891
             UnitedHealth Group, Inc...   885,065      26,977
                                                      102,198

             Hotels Restaurants & Leisure -- 0.5%

             Carnival Corp.............   529,530      16,781 /(a)/

             Household Durables -- 0.1%

             MDC Holdings, Inc.........    62,850       1,951

             Household Products -- 2.3%

             Clorox Co.................    92,435       5,639
             Kimberly-Clark Corp.......   174,024      11,087
             The Procter & Gamble Co... 1,142,561      69,273
                                                       85,999

             Industrial Conglomerates -- 0.5%

             Siemens AG ADR............    60,285       5,528
             Textron, Inc..............   706,756      13,294
                                                       18,822

             Insurance -- 3.2%

             ACE Ltd...................   532,324      26,829
             AFLAC Inc.................   416,500      19,263
             AON Corp..................   262,865      10,078
             MetLife, Inc..............   519,327      18,358


-------
See Notes to Schedules of Investments on page 29 and Notes to Financial Statements.

GE S&S Program Mutual Fund                         (dollars in thousands) -- December 31, 2009

                                    [GRAPHIC]



                                              Number
                                           of Shares             Value

          PartnerRe Ltd...................   144,683 $    10,802
          Principal Financial Group, Inc..   442,078      10,628
          Prudential Financial, Inc.......   498,142      24,788
                                                         120,746

          Internet Software & Services -- 1.4%

          AOL Inc.........................   131,145       3,053 /(a)/
          Baidu, Inc ADR..................    34,874      14,341 /(a)/
          Google Inc. (Class A)...........    56,994      35,335 /(a)/
                                                          52,729

          IT Services -- 3.7%

          Accenture PLC...................    56,265       2,335
          Cognizant Technology Solutions
           Corp. (Class A)................   367,180      16,633 /(a)/
          Paychex, Inc....................   332,171      10,178
          The Western Union Co............ 3,465,549      65,326
          Visa, Inc. (Class A)............   479,927      41,974
                                                         136,446

          Life Sciences Tools & Services -- 0.9%

          Life Technologies Corp..........   235,397      12,295 /(a)/
          Thermo Fisher Scientific, Inc...   450,860      21,502 /(a)/
                                                          33,797

          Machinery -- 1.1%

          Deere & Co......................   326,840      17,679
          Eaton Corp......................   292,429      18,604
          Navistar International Corp.....   151,046       5,838 /(a)/
                                                          42,121

          Media -- 4.1%

          Comcast Corp. (Class A).........   144,970       2,321
          DIRECTV (Class A)...............   646,671      21,566 /(a)/
          Liberty Global, Inc. (Series C).   594,772      12,996 /(a)/
          Omnicom Group Inc............... 1,494,970      58,528
          The Walt Disney Co..............   439,608      14,177
          Time Warner Inc................. 1,442,599      42,037
                                                         151,625

          Metals & Mining -- 1.6%

          Allegheny Technologies Inc......   614,936      27,531
          Barrick Gold Corp...............   255,704      10,070
          Freeport-McMoRan Copper &
           Gold Inc.......................   268,808      21,583 /(a)/
                                                          59,184

                                            Number
                                         of Shares             Value

           Multiline Retail -- 1.2%

           Kohl's Corp..................   137,917 $     7,438 /(a)/
           Target Corp..................   769,160      37,204
                                                        44,642

           Multi-Utilities -- 0.5%

           Dominion Resources, Inc......   495,788      19,296

           Oil, Gas & Consumable Fuels -- 7.7%

           Apache Corp..................   251,200      25,916
           Chesapeake Energy Corp.......   112,530       2,912
           Chevron Corp.................   604,345      46,529
           Devon Energy Corp............   458,750      33,718
           Exxon Mobil Corp.............   984,371      67,124
           Marathon Oil Corp............ 1,413,640      44,134
           Occidental Petroleum Corp....   338,079      27,503
           Southwestern Energy Co.......   397,878      19,178 /(a)/
           Suncor Energy Inc............   544,388      19,222
                                                       286,236

           Paper & Forest Products -- 0.3%

           Weyerhaeuser Co..............   241,137      10,403

           Personal Products -- 0.1%

           Avon Products, Inc...........    80,378       2,532

           Pharmaceuticals -- 2.9%

           Abbott Laboratories..........   117,607       6,350 /(h)/
           Bristol-Myers Squibb Co...... 1,721,340      43,464
           Johnson & Johnson............   462,175      29,769
           Merck & Company Inc..........    86,092       3,146
           Pfizer Inc................... 1,384,469      25,183
                                                       107,912

           Real Estate Management & Development -- 0.3%

           CB Richard Ellis Group, Inc.
            (Class A)...................   898,068      12,187 /(a)/

           Road & Rail -- 0.8%

           Union Pacific Corp...........   441,520      28,213


-------
See Notes to Schedules of Investments on page 29 and Notes to Financial Statements.

GE S&S Program Mutual Fund                         (dollars in thousands) -- December 31, 2009

                                    [GRAPHIC]



                                              Number
                                           of Shares             Value

         Semiconductors & Semiconductor Equipment -- 2.2%

         Intel Corp....................... 2,624,835 $    53,547
         Kla-Tencor Corp..................    50,307       1,819
         Microchip Technology Inc.........   218,867       6,360
         Nvidia Corp......................   160,756       3,003 /(a)/
         Taiwan Semiconductor
          Manufacturing Company
          Ltd. ADR........................   875,179      10,012
         Texas Instruments Inc............   307,127       8,004
                                                          82,745

         Software -- 4.3%

         Intuit, Inc......................   570,495      17,520 /(a)/
         Microsoft Corp................... 4,181,755     127,502
         Oracle Corp......................   557,280      13,676
                                                         158,698

         Specialty Retail -- 2.9%

         Bed Bath & Beyond, Inc........... 1,076,725      41,594 /(a)/
         Lowe's Companies, Inc............ 2,566,122      60,022
         Staples, Inc.....................   288,704       7,099
                                                         108,715

         Textiles Apparel & Luxury Goods -- 0.1%

         NIKE, Inc. (Class B).............    32,151       2,124

         Tobacco -- 0.9%

         Altria Group, Inc................   197,071       3,869
         Philip Morris International Inc..   644,320      31,050
                                                          34,919

         Wireless Telecommunication Services -- 2.2%

         American Tower Corp. (Class A)...   567,199      24,509 /(a)/
         NII Holdings, Inc................ 1,654,978      55,574 /(a)/
                                                          80,083

         Total Common Stock
          (Cost $3,400,458)...............             3,671,636

                                               Number
                                            of Shares            Value
          Preferred Stock -- 0.4%
          ------------------------------------------------------------

          Diversified Financial Services

          Bank of America Corp.
            (Cost $14,430)                    961,964 $   14,353 /(a)/

          Total Investments in Securities
           (Cost $3,414,888)..............             3,685,989

                                            Principal
                                               Amount      Value
          ------------------------------------------------------------
          Short-Term Investments -- 0.9%
          ------------------------------------------------------------

          Repurchase Agreement -- 0.9%

          State Street Corp.
          0.01% 01/04/10.................. $   33,889 $   33,889 /(e)/
            (Cost $33,889)

          Total Investments
           (Cost $3,448,777)..............             3,719,878

          Other Assets and Liabilities,
           net -- 0.0%*...................                   754
                                                      ----------

          NET ASSETS -- 100.0%............            $3,720,632
                                                      ==========


-------
See Notes to Schedules of Investments on page 29 and Notes to Financial Statements.

                                    [GRAPHIC]



[PHOTO]


Paul M. Colonna

The GE S&S Income Fund is managed by a team of portfolio managers that includes Paul M. Colonna, William M. Healey, Mark H. Johnson and Vita Marie Pike. As lead portfolio manager for the Fund, Mr. Colonna has oversight authority over the Fund.

Paul M. Colonna is the President and Chief Investment Officer - Fixed Income and a Director at GEAM. Since January 2005, he has led the team of portfolio managers for the GE S&S Income Fund, as well as other fixed income funds managed by GEAM. Mr. Colonna became President --Fixed Income in March 2007. Prior to joining GEAM in February 2000, Mr. Colonna was a senior portfolio manager with the Federal Home Loan Mortgage Corporation, overseeing the Mortgage Investment Group.

William M. Healey is a Senior Vice President of GEAM. He has served on the portfolio management team for the GE S&S Income Fund since joining GEAM in 1996. Prior to joining GEAM, Mr. Healey spent over 10 years in the fixed income group at MetLife.

Mark H. Johnson is a Senior Vice President of GEAM and a senior portfolio manager of Structured Products. He has been a member of the portfolio management team for the GE S&S Income Fund since September 2007. Mr. Johnson joined GE in 1998 in its Employers Reinsurance Corporation as a taxable income portfolio manager. Mr. Johnson joined GEAM as a Vice President and portfolio manager in 2002 and became a Senior Vice President and senior portfolio manager of Structured Products in 2007.

Vita Marie Pike is a Senior Vice President of GEAM. She has served on the portfolio management team for the GE S&S Income Fund since June 2004. Prior to joining GEAM in January 2001, she was with Alliance Capital for over nine years serving in a number of different capacities including portfolio manager.

Q. How did the GE S&S Income Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended December 31, 2009?

A. For the twelve-month period ended December 31, 2009, the GE S&S Income Fund returned 7.80%. The Barclays Capital U.S. Aggregate Bond Index, the Fund's benchmark, returned 5.93% and the Fund's Morningstar peer group of 1,126 US Intermediate-Term Bond funds returned an average of 13.47% for the same period.

Q. Describe what happened in the U.S. economy during the twelve-month period ended December 31, 2009.

A. Financial markets rallied strongly beginning in March 2009 as policymakers around the world kept the liquidity pump primed and the global economy began recovering from the recession in 2008. GDP growth in the U.S. turned positive in the third quarter, while unemployment continued to rise ending the year at 10%. The U.S. lost over 4 million jobs in 2009 (reported by the Bureau of Labor Statistics). Government support

                                    [GRAPHIC]



   programs targeting the auto (Cash for Clunkers) and housing (first-time homebuyer tax credits) industries created demand which boosted second half growth.

   Central banks around the globe kept interest rates low throughout the year. The Federal Reserve held its federal funds target at 0-0.25% and finished the year with a balance sheet over $2.2 trillion, 2 1/2 times its size prior to the financial crisis in August 2007. In the statement from its final meeting in December, the Federal Open Market Committee (FOMC) repeated that "economic conditions...are likely to warrant exceptionally low levels of the federal funds rate for an extended period." Quantitative easing measures including the purchase of $1.25 trillion of agency mortgage-back securities (MBS) and $175 billion of agency debt are scheduled to wind down early in 2010 along with many of the special liquidity facilities given the improvement in the financial markets.

   The improving fundamental backdrop created a performance environment in which non-government related issues (corporate, commercial MBS, asset-backed) outperformed U.S. government securities including agency mortgage-backed securities. Interest rates rose across the maturity spectrum in 2009 producing negative total returns for U.S. treasuries. The U.S. treasury 2-year and 10-year note yield ended the year at 1.14% and 3.84% respectively, up 38 basis points (bps) and 163 bps. Default expectations tumbled as economic activity recovered and credit spreads collapsed from March highs. Lower quality credit rewarded investors with outsized returns. The high yield market returned over 58% compared to high grade credit which gained just over 16%. Commercial mortgage-backed and asset-backed securities also performed strongly, up 28.5% and 24.7% respectively, with help from the Term Asset-Backed Loan Facility (TALF) program.

Q. What were the primary drivers of Fund performance?

A. The primary drivers of Fund performance in 2009 were sector allocation and duration positioning. The Fund's allocation to high yield and emerging market debt had a large positive impact on total return as those two sectors far outpaced the return of the benchmark. Overweight positions in high grade credit and commercial MBS during the second half of the year also contributed positively as yield spreads narrowed. Duration positioning added to relative return, particularly in December when interest rates rose and the fund's duration was short relative to the benchmark.

                                    [GRAPHIC]


                                             Understanding Your Fund's Expenses

As a shareholder of the Fund you incur ongoing expenses, which include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2009.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the share class under the heading "Expenses Paid During Period."

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

July 1, 2009 - December 31, 2009

      --------------------------------------------------------------------
                               Account value at Account value   Expenses
                               the beginning of at the end of  paid during
                                the period ($)  the period ($) period ($)*
      --------------------------------------------------------------------
      Actual Fund Return**         1,000.00        1,064.21       0.99
      --------------------------------------------------------------------
      Hypothetical 5% Return
        (2.5% for the period)      1,000.00        1,023.97       0.97
      --------------------------------------------------------------------

 *Expenses are equal to the Fund's annualized expense ratio of 0.19% (for the period July 1, 2009 - December 31, 2009), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six-month period)
**Actual Fund Return for the six-month period ended December 31, 2009 is as follows: 6.42%.

                                    [GRAPHIC]



                    Change in Value of a $10,000 Investment


                                    [CHART]



                          AVERAGE ANNUAL TOTAL RETURN
                    FOR THE PERIODS ENDED DECEMBER 31, 2009

            --------------------------------------------------------

                                                   One   Five  Ten
                                                   Year  Year  Year
            --------------------------------------------------------

            GE S&S Income Fund                     7.80% 3.84% 5.70%

            Barclays Capital U.S. Aggregate Bond
              Index                                5.93% 4.97% 6.33%

                                    [GRAPHIC]



                              Investment Profile

 A Mutual Fund designed for investors who seek a high interest rate of return over a long-term period consistent with the preservation of capital by investing at least 80% of its net assets under normal circumstances in debt securities. The Fund invests primarily in a variety of investment-grade debt securities, such as U.S. Government securities, mortgage-backed securities, corporate bonds and money market instruments.

                      Morningstar Performance Comparison
                    US OE Intermediate-Term Bond Peer Group

                  Based on average annual returns for periods
                                ended 12/31/09

                                                    One   Five  Ten
                                                    Year  Year  Year

          Fund's rank in peer group:..............   911   531   234

          Number of Funds in peer group:.......... 1,126   866   496

          Peer group average annual total return:. 13.47% 3.62% 5.18%

          Morningstar Category in peer group: Intermediate-Term Bond

                    QUALITY RATINGS AS OF DECEMBER 31, 2009
                            AS A % OF MARKET VALUE

                        --------------------------------
                        Moody's/S&P/       Percentage of
                        Fitch Rating*       Market Value
                        --------------------------------

                        Aaa / AAA                 62.44%
                        --------------------------------

                        Aa / AA                    3.43%
                        --------------------------------

                        A / A                     14.81%
                        --------------------------------

                        Baa / BBB                  9.55%
                        --------------------------------

                        Ba / BB and lower          9.77%
                        --------------------------------
                                                 100.00%
                        --------------------------------

*Moody's Investors Services Inc, Standard & Poor's and Fitch are nationally recognized statistical rating organizations.

See Notes to Performance on page 1 for further information, including an explanation of Morningstar peer categories. Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

GE S&S Income Fund                                 (dollars in thousands) -- December 31, 2009

                                    [GRAPHIC]



                              GE S&S Income Fund

Portfolio Composition as a % of the Market Value of $2,531,281 as of December 31, 2009.

                                    [CHART]



                                        Principal
                                           Amount               Value
            Bonds and Notes -- 94.0%+
            ---------------------------------------------------------

            U.S. Treasuries -- 20.7%

            U.S. Treasury Bonds
            4.50%  08/15/39............  $ 74,630   $    72,939
            U.S. Treasury Notes
            0.02%  11/30/11............    84,028        83,479 /(d)/
            0.05%  01/31/11............    11,298        11,334 /(d)/
            1.00%  10/31/11............    79,207        79,136 /(d)/
            1.25%  11/30/10............     1,400         1,410
            1.75%  08/15/12............    16,105        16,209
            2.13%  11/30/14............   151,399       147,815
            3.38%  11/15/19............    82,678        79,527 /(h)/
            4.50%  11/15/10............       429           444
            4.63%  10/31/11............    11,970        12,747
                                                        505,040

            Agency Mortgage Backed -- 24.0%

            Federal Home Loan
             Mortgage Corp.
            4.50%  06/01/33 - 02/01/35.       897           899 /(h)/
            5.00%  07/01/35............     3,874         3,984 /(h)/

                                       Principal
                                          Amount                 Value
           5.50%  05/01/20 - 04/01/39.  $ 41,080   $    43,324 /(h)/
           6.00%  04/01/17 - 11/01/37.    24,918        26,526 /(h)/
           6.50%  07/01/29............        78            85 /(h)/
           7.00%  10/01/16 - 08/01/36.     2,679         2,941 /(h)/
           7.50%  09/01/12 - 09/01/33.       449           495 /(h)/
           8.00%  11/01/30............        12            13 /(h)/
           8.50%  04/01/30 - 05/01/30.        37            43 /(h)/
           9.00%  05/01/16 - 11/01/16.       139           155 /(h)/
           5.50%  TBA.................    18,645        19,531 /(c)/
           Federal National
            Mortgage Assoc.
           4.00%  05/01/19 - 06/01/19.     3,394         3,469 /(h)/
           4.50%  05/01/18 - 12/01/34.    14,562        14,987 /(h)/
           5.00%  07/01/20 - 05/01/39.    22,858        23,535 /(h)/
           5.47%  04/01/37............       173           181 /(i)/
           5.50%  01/01/14 - 12/01/38.   187,519       197,204 /(h)/
           5.81%  03/01/37............       179           188 /(i)/
           6.00%  02/01/14 - 11/01/39.   109,610       117,059 /(h)/
           6.50%  01/01/14 - 08/01/36.     6,790         7,327 /(h)/
           7.00%  08/01/13 - 02/01/34.       688           749 /(h)/
           7.50%  08/01/13 - 03/01/34.     2,565         2,891 /(h)/
           8.00%  12/01/11 - 11/01/33.     1,403         1,598 /(h)/
           8.50%  04/01/30 - 05/01/31.       193           222 /(h)/
           9.00%  01/01/14 - 12/01/22.       842           936 /(h)/
           4.50%  TBA.................     6,855         6,842 /(c)/
           5.00%  TBA.................     7,777         8,127 /(c)/
           5.50%  TBA.................    12,502        13,196 /(c)/
           6.00%  TBA.................    47,888        50,717 /(c)/
           6.50%  TBA.................     6,768         7,248 /(c)/
           7.00%  TBA.................     3,690         4,043 /(c)/
           Government National
            Mortgage Assoc.
           3.63%  08/20/23 - 09/20/24.        16            16 /(h,i)/
           4.13%  11/20/21 - 10/20/25.        18            18 /(h,i)/
           4.38%  05/20/21 - 04/20/24.        21            22 /(h,i)/
           4.50%  08/15/33 - 09/15/34.     4,676         4,714 /(h)/
           5.00%  08/15/33............     1,601         1,659 /(h)/
           6.00%  04/15/27 - 09/15/36.     4,178         4,451 /(h)/
           6.50%  04/15/19 - 09/15/36.     6,265         6,715 /(h)/
           7.00%  03/15/12 - 10/15/36.     2,857         3,106 /(h)/
           7.50%  11/15/22 - 10/15/33.       776           873 /(h)/
           8.00%  11/15/29 - 06/15/30.        13            15 /(h)/
           8.50%  10/15/17............       470           514 /(h)/


-------
See Notes to Schedules of Investments on page 29 and Notes to Financial Statements.

GE S&S Income Fund                                 (dollars in thousands) -- December 31, 2009

                                    [GRAPHIC]



                                      Principal
                                         Amount                   Value
        9.00%    11/15/16 - 12/15/21.  $  1,328 $     1,487 /(h)/
        5.50%    TBA.................     1,900       1,990 /(c)/
                                                    584,095

        Agency Collateralized Mortgage Obligations -- 2.4%

        Collateralized Mortgage
         Obligation Trust (Class B)
        9.24%    11/01/18............       211         158 /(d,f,h,l)/
        Federal Home Loan
         Mortgage Corp.
        0.00%    11/15/37............     4,712       3,828 /(g,m)/
        0.17%    09/25/43............    16,420         181 /(g,h,i,m)/
        0.62%    09/15/34............     2,361       1,788 /(d,f)/
        4.50%    11/15/13 - 03/15/19.     4,162         331 /(g,h,m)/
        5.00%    10/15/14 - 12/01/34.     7,489         625 /(g,h,m)/
        5.00%    05/15/38............     2,200       2,167
        5.50%    04/15/17 - 06/15/33.     4,055         683 /(g,h,m)/
        7.50%    01/15/16............       154         157 /(h)/
        7.50%    07/15/27............        57          11 /(g,h,m)/
        8.00%    04/15/20............       148         159 /(h)/
        8.00%    02/01/23 - 07/01/24.       152          34 /(g,h,m)/
        Federal Home Loan Mortgage
         Corp. REMIC
        6.01%    12/15/39............     7,197         753 /(g,i,m)/
        6.36%    05/15/36............    17,586       2,400 /(g,i,m)/
        6.97%    02/15/36............    14,371       2,096 /(g,i,m)/
        7.47%    04/15/36............    16,602       2,387 /(g,i,m)/
        Federal Home Loan
         Mortgage STRIPS
        9.46%    08/01/27............        39          31 /(d,f,h)/
        Federal National
         Mortgage Assoc.
        1.20%    12/25/42............     2,769         132 /(g,h,i,m)/
        4.50%    11/25/13 - 05/25/18.       834          23 /(g,h,m)/
        4.75%**  11/25/14............        48          -- /(g,h,m)/
        5.00%    08/25/17 - 02/25/32.     5,707         685 /(g,h,m)/
        5.00%    10/25/35 - 08/25/38.     5,874       5,764
        5.50%    01/25/33............     2,768       2,853
        6.12%    03/25/38............    22,514       2,641 /(g,i,m)/
        6.37%    06/25/37............     8,375       1,057 /(g,i,m)/
        6.77%    10/25/29............     3,823         374 /(g,h,i,m)/
        7.27%    05/25/18............     1,218         140 /(g,h,i,m)/

                                      Principal
                                         Amount                     Value
        7.37%    09/25/42............  $ 10,356   $     1,954 /(g,h,i,m)/
        7.47%    08/25/16............     1,242            72 /(g,h,i,m)/
        16.10%   03/25/31............     2,993         3,386 /(h,i)/
        Federal National Mortgage
         Assoc. (Class 1)
        1.35%    11/01/34............     3,572         2,959 /(d,f,h)/
        4.50%    09/01/35 - 01/01/36.    14,970         3,077 /(g,m)/
        5.00%    05/25/38............     4,467           814 /(g,m)/
        Federal National Mortgage
         Assoc. (Class 2)
        4.50%    08/01/35............     4,545         1,073 /(g,h,m)/
        5.00%    03/25/38............     4,181           824 /(g,m)/
        5.50%    12/01/33............     1,190           262 /(g,h,m)/
        7.50%    11/01/23............       695           112 /(g,h,m)/
        8.00%    08/01/23 - 07/01/24.       334            78 /(g,h,m)/
        8.50%    03/01/17 - 07/25/22.       496           101 /(g,h,m)/
        9.00%    05/25/22............       164            41 /(g,h,m)/
        Federal National Mortgage
         Assoc. (Class B)
        6.69%    12/25/22............       164           152 /(d,f,h)/
        Federal National Mortgage
         Assoc. (Class H)
        5.00%    10/25/22............     1,371           147 /(g,h,m)/
        Federal National Mortgage
         Assoc. (Class K)
        1008%**  05/25/22............        --             6 /(g,h,m)/
        Federal National Mortgage
         Assoc. REMIC
        6.00%    04/25/37............     2,633           528 /(g,m)/
        6.01%    01/25/40............    26,874         3,018 /(g,i,m)/
        6.31%    07/25/36............    20,043         2,465 /(g,i,m)/
        6.42%    06/25/36............     9,648         1,300 /(g,i,m)/
        Government National Mortgage
         Assoc.
        6.17%    05/20/39............    14,658         1,622 /(g,i,m)/
        6.27%    01/20/37............    22,517         2,181 /(g,i,m)/
                                                       57,630

        Asset Backed -- 2.9%

        AmeriCredit Automobile
         Receivables Trust
        0.31%    04/07/14............     8,250         7,861 /(i)/


-------
See Notes to Schedules of Investments on page 29 and Notes to Financial Statements.

GE S&S Income Fund                                 (dollars in thousands) -- December 31, 2009

                                    [GRAPHIC]



                                               Principal
                                                  Amount                   Value
                Avis Budget Rental Car Funding
                 AESOP LLC (Class A)
                0.35%         04/20/11........  $  5,333   $     5,291 /(b,i)/
                Bayview Financial Acquisition
                 Trust (Class A)
                0.91%         02/28/44........     3,020         2,501 /(i)/
                Bear Stearns Asset Backed
                 Securities Trust (Class A)
                0.60%         01/25/34........       210           138 /(i)/
                Capital One Auto Finance Trust
                0.23%         04/15/12........     5,683         5,669 /(h,i)/
                Chase Funding Mortgage Loan
                 Asset-Backed Certificates
                5.75%         05/25/32........       311           155 /(h,i,l)/
                Countrywide
                 Asset-Backed Certificates
                0.49%         07/25/34........     1,456         1,224 /(i)/
                0.75%         02/25/35........     2,674         2,502 /(h,i)/
                1.09%         05/25/33........        24            14 /(i)/
                Countrywide Asset-Backed
                 Certificates (Class 2)
                0.83%         06/25/33........        20            15 /(i)/
                Countrywide Asset-Backed
                 Certificates (Class A)
                0.60%         08/25/34........        64            58 /(h,i)/
                0.79%         08/25/32........       163            79 / (h,i)/
                0.89%         04/25/32........        95            46 / (h,i)/
                1.03%         03/25/33........       465           345 / (i)/
                Countrywide Home Equity Loan
                 Trust (Class 2)
                0.47%         01/15/30........     3,818         1,336 /(i)/
                Discover Card Master
                 Trust I (Class A)
                0.56%         06/16/15........     1,500         1,410 /(i)/
                Discover Card Master Trust I
                 (Class B) (Series 2)
                0.41%         05/15/12........     2,430         2,327 /(i)/
                First Franklin Mortgage Loan
                 Asset Backed Certificates
                0.49%         11/25/36........     1,446           975 /(i)/
                First Franklin Mortgage Loan
                 Asset Backed Certificates
                 (Class M)
                0.68%         03/25/35........    10,000         8,784 /(i)/

                                              Principal
                                                 Amount                     Value
               First Horizon Asset Back
                Trust (Class A)
               0.45%           02/25/34......  $  1,081   $       575 /(i)/
               GMAC Mortgage Corp Loan
                Trust (Class 2)
               0.41%           08/25/35......     3,279           847 /(i)/
               GSAA Trust
               0.48%           01/25/36......    10,000         4,736 /(i,l)/
               0.63%           05/25/34......       407           285 /(i)/
               GSAMP Trust
               0.38%           12/25/35......       965           944 /(i)/
               Indymac Residential Asset
                Backed Trust
               0.34%           11/25/36......     8,934         7,414 /(i)/
               Indymac Residential Asset
                Backed Trust (Class M)
               2.23%           04/25/47......     1,018             2 /(h,i,l,n)/
               Irwin Home Equity Corp.
               0.38%           02/25/36......       420           131 /(b,i)/
               Long Beach Mortgage Loan Trust
               0.33%           05/25/36......       309           302 /(i)/
               0.39%           05/25/36......     2,000           758 /(h,i,l)/
               Mid-State Trust
               7.54%           07/01/35......       716           674 /(h,l)/
               Nissan Auto Lease Trust
               0.30%           02/15/13......     2,281         2,279 /(i)/
               Option One Mortgage Loan Trust
                (Class A)
               1.07%           02/25/33......       299           206 /(i)/
               Residential Asset Mortgage
                Products Inc. (Class A)
               0.79%           06/25/32......        70            57 /(i)/
               Residential Asset Securities Corp.
               0.33%           06/25/36......       140           140 /(i)/
               0.73%           07/25/32......       279           136 /(h,i)/
               Residential Asset Securities
                Corp. (Class A)
               0.81%           06/25/33......       545           273 /(i)/
               0.87%           11/25/33......       510           166 /(i)/
               Residential Funding Mortgage
                Securities II Inc. (Class A)
               0.44%           02/25/34......       101            52 /(i)/


-------
See Notes to Schedules of Investments on page 29 and Notes to Financial Statements.

GE S&S Income Fund                                 (dollars in thousands) -- December 31, 2009

                                    [GRAPHIC]



                                                Principal
                                                   Amount                 Value
               SLM Student Loan Trust (Class A)
               0.30%           06/15/18........  $    218 $       216 /(h,i)/
               Triad Auto Receivables Owner
                Trust (Class A)
               0.29%           02/12/14........    11,000      10,650 /(h,i)/
               Wachovia Asset Securitization
                Inc. (Class A)
               0.45%           06/25/34........       595         302 /(i,l)/
               Wells Fargo Home Equity Trust
               3.97%           05/25/34........       160         158 /(h,i,l)/
                                                               72,033

               Corporate Notes -- 35.2%

               Abbey National Treasury
                Services PLC
               3.88%           11/10/14........     3,064       3,075 /(b)/

               Abu Dhabi National Energy Co.
               6.25%           09/16/19........     1,200       1,162 /(b)/

               Adaro Indonesia PT
               7.63%           10/22/19........       700         692 /(b)/

               AES El Salvador Trust
               6.75%           02/01/16........     1,100         977 /(b)/

               Air Jamaica Ltd.
               9.38%           07/08/15........        86          75

               Alliance One International, Inc.
               10.00%          07/15/16........     2,750       2,888 /(b)/
               ALROSA Finance S.A.
               8.88%           11/17/14........     1,100       1,132 /(b)/
               AMC Entertainment Inc.
               8.75%           06/01/19........     3,555       3,626
               American Tower Corp.
               4.63%           04/01/15........     3,802       3,846 /(b)/
               Anheuser-Busch InBev
                Worldwide Inc.
               5.38%           11/15/14........     3,587       3,798 /(b)/
               7.20%           01/15/14........     1,067       1,210 /(b)/
               7.75%           01/15/19........     5,982       7,004 /(b)/
               Apria Healthcare Group Inc.
               11.25%          11/01/14........     4,024       4,416 /(b)/
               ARAMARK Corp.
               8.50%           02/01/15........     5,904       6,081

                                                 Principal
                                                    Amount               Value
                  Archer-Daniels-Midland Co.
                  6.45%           01/15/38......  $  4,266   $     4,750 /(h)/
                  Arcos Dorados BV
                  7.50%           10/01/19......       800           793 /(b)/
                  Arizona Public Service Co.
                  6.25%           08/01/16......     3,165         3,346 /(h)/
                  AT&T Inc.
                  6.40%           05/15/38......     5,262         5,408 /(h)/
                  6.70%           11/15/13......     3,500         3,949 /(h)/
                  Axtel SAB de C.V.
                  9.00%           09/22/19......       268           275 /(b)/
                  Banco do Brasil S.A.
                  8.50%           10/29/49......     2,700         2,876 /(b)/
                  Banco Mercantil del Norte S.A.
                  6.14%           10/13/16......       534           518 /(i)/
                  Banco Nacional de
                   Desenvolvimento Economico
                   e Social
                  6.50%           06/10/19......     3,200         3,440 /(b)/
                  Bank of America Corp.
                  5.75%           12/01/17......     8,335         8,535 /(h)/
                  6.50%           08/01/16......     6,770         7,280
                  7.38%           05/15/14......     1,225         1,390
                  Barclays Bank PLC
                  5.00%           09/22/16......     1,975         2,018
                  5.20%           07/10/14......     3,796         4,024
                  Berkshire Hathaway Finance
                   Corp.
                  5.00%           08/15/13......     2,315         2,489
                  BlackRock, Inc.
                  5.00%           12/10/19......     3,568         3,506
                  Boston Properties LP (REIT)
                  5.88%           10/15/19......     2,500         2,508
                  Boston Scientific Corp.
                  6.00%           01/15/20......     1,814         1,854
                  Bristol-Myers Squibb Co.
                  5.88%           11/15/36......     1,191         1,238 /(h)/
                  CA, Inc.
                  5.38%           12/01/19......     2,588         2,603
                  6.13%           12/01/14......     1,251         1,382
                  Calpine Corp.
                  7.25%           10/15/17......     5,590         5,366 /(b)/


-------
See Notes to Schedules of Investments on page 29 and Notes to Financial Statements.

GE S&S Income Fund                                 (dollars in thousands) -- December 31, 2009

                                    [GRAPHIC]



                                                     Principal
                                                        Amount               Value
                 Cantor Fitzgerald LP
                 7.88%               10/15/19.......  $  2,584 $     2,529 /(b)/
                 Cargill Inc.
                 5.20%               01/22/13.......     2,139       2,268 /(b,h)/
                 6.00%               11/27/17.......     1,749       1,864 /(b,h)/
                 Carolina Power & Light Co.
                 5.15%               04/01/15.......     1,500       1,614 /(h)/
                 5.70%               04/01/35.......       815         810 /(h)/
                 6.13%               09/15/33.......     1,032       1,083 /(h)/
                 6.30%               04/01/38.......     2,000       2,161
                 Case New Holland Inc.
                 7.75%               09/01/13.......     5,358       5,479 /(b)/
                 Cenovus Energy Inc.
                 4.50%               09/15/14.......     2,738       2,826 /(b)/
                 6.75%               11/15/39.......     2,489       2,713 /(b)/
                 Centrais Eletricas Brasileiras S.A.
                 6.88%               07/30/19.......     1,600       1,734 /(b)/
                 Central American Bank for
                  Economic Integration
                 5.38%               09/24/14.......     2,780       2,884 /(b)/
                 CFG Investment SAC
                 9.25%               12/19/13.......       600         596
                 Chesapeake Energy Corp.
                 7.25%               12/15/18.......     6,000       6,045
                 Cincinnati Bell Inc.
                 8.25%               10/15/17.......     4,890       4,963
                 Citigroup, Inc.
                 5.00%               09/15/14.......     3,115       3,003
                 5.13%               05/05/14.......     4,121       4,102
                 6.38%               08/12/14.......     8,733       9,143
                 8.50%               05/22/19.......     7,825       9,036
                 City National Capital Trust I
                 9.63%               02/01/40.......     2,594       2,755
                 Clarendon Alumina
                  Production Ltd.
                 8.50%               11/16/21.......     1,325         967 /(b,h)/
                 CME Group Inc.
                 5.40%               08/01/13.......     2,255       2,434
                 Comcast Corp.
                 6.50%               01/15/15.......     2,491       2,791
                 Community Health Systems, Inc.
                 8.88%               07/15/15.......     6,000       6,210

                                                  Principal
                                                     Amount             Value
                  Consolidated Edison Company
                   of New York Inc.
                  5.85%            04/01/18......  $  4,158 $     4,454
                  6.65%            04/01/19......     2,158       2,445
                  COX Communications Inc.
                  6.25%            06/01/18......     2,270       2,416 /(b)/
                  7.13%            10/01/12......     2,052       2,279 /(h)/
                  7.75%            11/01/10......     2,410       2,523 /(h)/
                  Credit Suisse
                  6.00%            02/15/18......     8,345       8,732 /(h)/
                  Credit Suisse First Boston
                   International for CJSC The
                   EXIM of Ukraine
                  7.65%            09/07/11......     1,264       1,062
                  CVS Caremark Corp.
                  5.75%            06/01/17......     1,067       1,126
                  6.13%            09/15/39......     3,734       3,701
                  6.60%            03/15/19......     1,106       1,210
                  DASA Finance Corp.
                  8.75%            05/29/18......     4,294       4,455
                  Diageo Capital PLC
                  5.20%            01/30/13......     2,074       2,220 /(h)/
                  Diageo Finance BV
                  3.25%            01/15/15......     2,514       2,497
                  Diamond Offshore Drilling, Inc.
                  5.70%            10/15/39......     6,186       6,021
                  Digicel Group Ltd.
                  8.25%            09/01/17......       700         682 /(b)/
                  DirecTV Financing Company Inc.
                  4.75%            10/01/14......     5,230       5,331 /(b)/
                  5.88%            10/01/19......     3,036       3,088 /(b)/
                  Dolphin Energy Ltd.
                  5.89%            06/15/19......     2,475       2,500 /(b)/
                  Dominion Resources, Inc.
                  5.20%            08/15/19......     2,499       2,538
                  Dover Corp.
                  6.50%            02/15/11......     1,930       2,039 /(h)/
                  Drummond Company Inc.
                  7.38%            02/15/16......     3,398       3,322 /(b)/
                  9.00%            10/15/14......     2,955       3,099 /(b)/
                  Duke Energy Indiana Inc.
                  6.35%            08/15/38......     5,212       5,694


-------
See Notes to Schedules of Investments on page 29 and Notes to Financial Statements.

GE S&S Income Fund                                 (dollars in thousands) -- December 31, 2009

                                    [GRAPHIC]



                                                Principal
                                                   Amount               Value
                  Dynegy Holdings Inc.
                  7.50%           06/01/15.....  $  3,484   $     3,258
                  Ecopetrol S.A.
                  7.63%           07/23/19.....       802           889
                  Embraer Overseas Ltd.
                  6.38%           01/15/20.....     1,066         1,066
                  Empresa Nacional del Petroleo
                  6.25%           07/08/19.....     1,700         1,768 /(b)/
                  Empresas Publicas de
                   Medellin ESP
                  7.63%           07/29/19.....       800           880 /(b)/
                  European Investment Bank
                  4.88%           01/17/17.....     5,000         5,358
                  Exelon Generation Company LLC
                  5.20%           10/01/19.....     3,484         3,486
                  6.25%           10/01/39.....     3,111         3,170
                  Export-Import Bank of Korea
                  5.88%           01/14/15.....       450           483
                  Gaz Capital S.A.
                  8.13%           07/31/14.....       700           742 /(b)/
                  9.25%           04/23/19.....     2,500         2,788
                  Genworth Financial Inc.
                  8.63%           12/15/16.....     2,594         2,691
                  Gerdau Holdings Inc.
                  7.00%           01/20/20.....     1,000         1,028 /(b)/
                  GlaxoSmithKline Capital Inc.
                  4.85%           05/15/13.....     2,952         3,169
                  Globo Comunicacao e
                   Participacoes S.A.
                  7.25%           04/26/22.....     1,690         1,766 /(b)/
                  HCA Inc.
                  7.88%           02/15/20.....     5,888         6,131 /(b)/
                  9.25%           11/15/16.....     5,368         5,764
                  HCC Insurance Holdings, Inc.
                  6.30%           11/15/19.....     1,280         1,300
                  Health Management
                   Associates, Inc.
                  6.13%           04/15/16.....     5,364         5,029
                  Holcim US Finance Sarl &
                   Cie SCS
                  6.00%           12/30/19.....     2,013         2,095 /(b)/

                                                 Principal
                                                    Amount                 Value
                 Host Hotels & Resorts LP (REIT)
                 9.00%          05/15/17........  $  6,892   $     7,452 /(b)/
                 HSBC Bank USA N.A.
                 4.63%          04/01/14........     1,815         1,895 /(h)/
                 7.00%          01/15/39........     3,250         3,641
                 HSBC Finance Corp.
                 5.00%          06/30/15........     9,276         9,582
                 5.70%          06/01/11........     5,342         5,581
                 6.75%          05/15/11........     1,975         2,087 /(h)/
                 HSBC Holdings PLC
                 6.50%          05/02/36........       625           656 /(h)/
                 6.80%          06/01/38........     3,000         3,256
                 Hutchison Whampoa
                  International 09 Ltd.
                 7.63%          04/09/19........       700           804 /(b)/
                 Hutchison Whampoa
                  International 09/16 Ltd.
                 4.63%          09/11/15........     3,900         3,935 /(b)/
                 IIRSA Norte Finance Ltd.
                 8.75%          05/30/24........     3,084         3,239 /(b,h)/
                 Illinois Power Co.
                 9.75%          11/15/18........     3,752         4,665
                 Indo Integrated Energy BV
                 9.00%          06/01/12........     2,100         2,120
                 Industrial Bank Of Korea
                 7.13%          04/23/14........       800           895 /(b)/
                 Ingles Markets Inc.
                 8.88%          05/15/17........     6,262         6,512
                 Inmarsat Finance PLC
                 7.38%          12/01/17........     3,800         3,886 /(b)/
                 Intelsat Subsidiary Holding
                  Company Ltd.
                 8.88%          01/15/15........     2,750         2,846
                 Intergas Finance BV
                 6.88%          11/04/11........       500           510
                 Intergen N.V.
                 9.00%          06/30/17........     5,202         5,423 /(b,h)/
                 International Business
                  Machines Corp.
                 7.63%          10/15/18........     2,400         2,931
                 International Paper Co.
                 7.50%          08/15/21........     5,258         5,891


-------
See Notes to Schedules of Investments on page 29 and Notes to Financial Statements.

GE S&S Income Fund                                 (dollars in thousands) -- December 31, 2009

                                    [GRAPHIC]




                                              Principal
                                                 Amount               Value
                 Inversiones CMPC S.A.
                 6.13%           11/05/19....  $  1,200   $     1,209 /(b)/
                 Johnson & Johnson
                 5.85%           07/15/38....     2,058         2,220
                 JPMorgan Chase & Co.
                 5.13%           09/15/14....     7,475         7,884
                 6.30%           04/23/19....     1,868         2,055
                 JPMorgan Chase Bank
                 5.88%           06/13/16....     2,391         2,509 /(h)/
                 JPMorgan Chase Capital XXVII
                 7.00%           11/01/39....     3,805         3,837
                 Kazakhstan Temir Zholy
                  Finance BV
                 6.50%           05/11/11....       600           590
                 KazMunaiGaz Finance Sub BV
                 9.13%           07/02/18....       800           888 /(b)/
                 11.75%          01/23/15....     1,500         1,808 /(b)/
                 KeyBank NA
                 5.80%           07/01/14....     3,856         3,753
                 Korea Hydro & Nuclear Power
                  Company Ltd.
                 6.25%           06/17/14....     1,500         1,637 /(b)/
                 Korea National Oil Corp.
                 5.38%           07/30/14....     1,700         1,797 /(b)/
                 Kreditanstalt fuer Wiederaufbau
                 3.50%           03/10/14....    13,305        13,673
                 4.13%           10/15/14....     7,696         8,065
                 4.50%           07/16/18....     4,964         5,126
                 L-3 Communications Corp.
                 5.88%           01/15/15....     3,256         3,252
                 Lincoln National Corp.
                 8.75%           07/01/19....     4,359         4,981
                 Majapahit Holding BV
                 7.25%           10/17/11....     3,700         3,867 /(b)/
                 7.75%           10/17/16....     1,400         1,482 /(b)/
                 7.75%           01/20/20....     1,700         1,781
                 Massey Energy Co.
                 6.88%           12/15/13....     1,934         1,932
                 McDonald's Corp.
                 6.30%           03/01/38....     2,284         2,519
                 MDC-GMTN B.V.
                 7.63%           05/06/19....     1,300         1,388 /(b)/

                                               Principal
                                                  Amount               Value
                  Mead Johnson Nutrition Co.
                  4.90%         11/01/19......  $  3,758   $     3,726 /(b)/
                  Merrill Lynch & Company Inc.
                  6.05%         08/15/12......     3,502         3,751
                  6.88%         04/25/18......     4,332         4,667
                  Midamerican Energy
                   Holdings Co.
                  6.13%         04/01/36......     2,165         2,217 /(h)/
                  Morgan Stanley
                  5.05%         01/21/11......     2,295         2,380
                  5.63%         09/23/19......     4,970         5,006
                  6.00%         04/28/15......     2,134         2,273
                  7.30%         05/13/19......     4,957         5,566
                  Morgan Stanley (Series F)
                  6.63%         04/01/18......     3,100         3,352
                  Munich Re America
                   Corp. (Series B)
                  7.45%         12/15/26......     1,935         1,993 /(h)/
                  NAK Naftogaz Ukraine
                  9.50%         09/30/14......     2,300         1,931 /(n)/
                  National Agricultural
                   Cooperative Federation
                  5.00%         09/30/14......     2,316         2,400 /(b)/
                  NET Servicos de
                   Comunicacao S.A.
                  7.50%         01/27/20......     1,100         1,122 /(b)/
                  Newmont Mining Corp.
                  5.13%         10/01/19......     1,961         1,962
                  6.25%         10/01/39......     5,600         5,607
                  News America Inc.
                  5.65%         08/15/20......     1,745         1,817 /(b)/
                  6.65%         11/15/37......     3,885         4,104
                  Nexen Inc.
                  6.20%         07/30/19......     4,503         4,765
                  7.50%         07/30/39......     2,994         3,432
                  NGPL Pipeco LLC
                  7.12%         12/15/17......     2,195         2,422 /(b)/
                  Nisource Finance Corp.
                  6.13%         03/01/22......     2,424         2,474
                  Noble Group Ltd.
                  6.75%         01/29/20......       500           513 /(b)/


-------
See Notes to Schedules of Investments on page 29 and Notes to Financial Statements.

GE S&S Income Fund                                 (dollars in thousands) -- December 31, 2009

                                    [GRAPHIC]



                                               Principal
                                                  Amount             Value
                  NorthWestern Corp.
                  5.88%          11/01/14.....  $  3,875 $     4,019 /(h)/
                  NRG Energy, Inc.
                  7.38%          02/01/16.....     5,370       5,377
                  Odebrecht Finance Ltd.
                  7.00%          04/21/20.....     1,500       1,517 /(b)/
                  Oracle Corp.
                  5.00%          07/08/19.....     2,498       2,576
                  Pacific Gas & Electric Co.
                  5.80%          03/01/37.....     2,045       2,073
                  Pacific Rubiales Energy Corp.
                  8.75%          11/10/16.....       700         735 /(b)/
                  Pacificorp
                  6.00%          01/15/39.....     2,000       2,102
                  6.25%          10/15/37.....     2,106       2,272
                  Parker Hannifin Corp.
                  5.50%          05/15/18.....     3,249       3,423
                  Pemex Finance Ltd.
                  9.03%          02/15/11.....     1,685       1,736 /(h)/
                  Petrobras International
                   Finance Co.
                  5.75%          01/20/20.....     2,700       2,747
                  Petroleos Mexicanos
                  4.88%          03/15/15.....     4,030       4,015 /(b)/
                  8.00%          05/03/19.....       622         720
                  Petroleum Company of Trinidad
                   & Tobago Ltd.
                  6.00%          05/08/22.....     1,800       1,674 /(b)/
                  Petronas Capital Ltd.
                  5.25%          08/12/19.....     1,500       1,501 /(b)/
                  Petronas Global Sukuk Ltd.
                  4.25%          08/12/14.....     1,100       1,103 /(b)/
                  Pfizer Inc.
                  6.20%          03/15/19.....     2,326       2,586
                  7.20%          03/15/39.....     1,160       1,417
                  Pioneer Natural Resources Co.
                  7.50%          01/15/20.....     4,672       4,674
                  Plains All American Pipeline LP
                  4.25%          09/01/12.....     3,755       3,875
                  PNC Funding Corp.
                  4.25%          09/21/15.....     2,492       2,542

                                                    Principal
                                                       Amount               Value
                  Potomac Electric Power Co.
                  7.90%              12/15/38......  $    866   $     1,106
                  Power Sector Assets & Liabilities
                   Management Corp.
                  7.39%              12/02/24......       700           721 /(b)/
                  President and Fellows of
                   Harvard College
                  5.00%              01/15/14......     2,500         2,685 /(b)/
                  Principal Financial Group, Inc.
                  8.88%              05/15/19......     1,724         1,989
                  Prudential Financial, Inc.
                  3.63%              09/17/12......     1,244         1,262
                  5.15%              01/15/13......     2,879         3,029
                  7.38%              06/15/19......     2,509         2,813
                  Public Service Company
                   of Colorado
                  7.88%              10/01/12......     3,330         3,821 /(h)/
                  QVC Inc.
                  7.50%              10/01/19......     2,500         2,550 /(b)/
                  Qwest Communications
                   International Inc.
                  8.00%              10/01/15......     2,500         2,569 /(b)/
                  RailAmerica, Inc.
                  9.25%              07/01/17......     4,912         5,225
                  Raspadskaya Securities Ltd. for
                   OJSC Raspadskaya
                  7.50%              05/22/12......     1,000         1,009
                  Republic Services Inc.
                  5.25%              11/15/21......     2,588         2,545 /(b)/
                  5.50%              09/15/19......     1,743         1,770 /(b)/
                  Reynolds Group DL Escrow Inc.
                  7.75%              10/15/16......     5,433         5,555 /(b)/
                  Roche Holdings Inc.
                  6.00%              03/01/19......     2,262         2,486 /(b)/
                  Royal Bank of Scotland
                   Group PLC
                  6.40%              10/21/19......     1,680         1,675
                  RSHB Capital SA for OJSC
                   Russian Agricultural Bank
                  6.97%              09/21/16......       500           491 /(i)/
                  Sabine Pass LNG LP
                  7.25%              11/30/13......     1,825         1,656
                  7.50%              11/30/16......     3,310         2,756


-------
See Notes to Schedules of Investments on page 29 and Notes to Financial Statements.

GE S&S Income Fund                                 (dollars in thousands) -- December 31, 2009

                                    [GRAPHIC]



                                                 Principal
                                                    Amount               Value
                 SBA Telecommunications Inc.
                 8.00%            08/15/16......  $  1,072   $     1,120 /(b)/
                 8.25%            08/15/19......     1,608         1,704 /(b)/
                 Security Benefit Life Insurance
                 8.75%            05/15/16......     2,190           548 /(b)/
                 Simon Property Group LP (REIT)
                 6.75%            05/15/14......     3,004         3,201
                 Southern California Edison Co.
                 5.50%            08/15/18......     4,250         4,537
                 Southern Copper Corp.
                 6.38%            07/27/15......     1,000         1,028
                 7.50%            07/27/35......       500           495
                 Spirit Aerosystems Inc.
                 7.50%            10/01/17......     2,500         2,463 /(b)/
                 Talecris Biotherapeutics
                  Holdings Corp.
                 7.75%            11/15/16......     2,100         2,131 /(b)/
                 Talisman Energy Inc.
                 7.75%            06/01/19......     2,744         3,223
                 Target Corp.
                 7.00%            01/15/38......     2,000         2,333
                 Teachers Insurance & Annuity
                  Association of America
                 6.85%            12/16/39......     3,106         3,211 /(b)/
                 Teck Resources Ltd.
                 10.75%           05/15/19......     3,764         4,498
                 Telecom Italia Capital S.A.
                 6.20%            07/18/11......     3,491         3,695
                 7.18%            06/18/19......     3,510         3,913
                 Telefonica Emisiones SAU
                 5.86%            02/04/13......     3,075         3,322
                 Tesoro Corp. (Series B)
                 6.63%            11/01/15......     6,435         6,113
                 The Allstate Corp.
                 7.45%            05/16/19......     1,836         2,133
                 The Bear Stearns Companies LLC
                 6.95%            08/10/12......     4,497         5,024 /(h)/
                 The Dow Chemical Co.
                 5.90%            02/15/15......     3,504         3,765
                 8.55%            05/15/19......     1,250         1,491
                 The Goldman Sachs Group, Inc.
                 6.00%            05/01/14......     4,470         4,889

                                                 Principal
                                                    Amount             Value
                  6.60%            01/15/12.....  $    689 $       749
                  7.50%            02/15/19.....     5,294       6,172
                  The Kroger Co.
                  6.15%            01/15/20.....     4,302       4,604
                  The Potomac Edison Co.
                  5.35%            11/15/14.....     1,520       1,593 /(h)/
                  5.50%            02/01/34.....     1,154       1,180
                  The Royal Bank of Scotland PLC
                  4.88%            08/25/14.....     2,060       2,088 /(b)/
                  The Toledo Edison Company
                  7.25%            05/01/20.....     1,184       1,351
                  The Travelers Companies, Inc.
                  5.80%            05/15/18.....     2,150       2,291
                  The Williams Companies, Inc.
                  7.88%            09/01/21.....     3,886       4,457
                  Thermo Fisher Scientific, Inc.
                  3.25%            11/18/14.....     2,590       2,539 /(b)/
                  Thomson Reuters Corp.
                  5.95%            07/15/13.....     3,244       3,551
                  Time Warner Cable Inc.
                  6.75%            07/01/18.....     4,798       5,271
                  7.50%            04/01/14.....     3,408       3,927
                  8.75%            02/14/19.....     3,498       4,263
                  Time Warner Inc.
                  5.88%            11/15/16.....     3,262       3,521
                  TNK-BP Finance S.A.
                  6.13%            03/20/12.....     1,100       1,128
                  Transocean Inc.
                  6.00%            03/15/18.....     2,121       2,263
                  UBS Luxembourg S.A. for OJSC
                   Vimpel Communications
                  8.00%            02/11/10.....     2,400       2,415
                  Union Electric Co.
                  6.70%            02/01/19.....     4,046       4,467
                  United Technologies Corp.
                  6.13%            07/15/38.....     1,081       1,171
                  UPC Germany GmbH
                  8.13%            12/01/17.....     2,600       2,629 /(b)/
                  USB Capital XIII Trust
                  6.63%            12/15/39.....     2,595       2,637
                  Vale Overseas Ltd.
                  6.88%            11/10/39.....       568         572


-------
See Notes to Schedules of Investments on page 29 and Notes to Financial Statements.

GE S&S Income Fund                                 (dollars in thousands) -- December 31, 2009

                                    [GRAPHIC]



                                              Principal
                                                 Amount               Value
                  Valero Energy Corp.
                  6.63%         06/15/37.....  $  3,386   $     3,177
                  Vedanta Resources PLC
                  6.63%         02/22/10.....     1,070         1,073
                  9.50%         07/18/18.....       900           914 /(b)/
                  Verizon Communications Inc.
                  5.25%         04/15/13.....     3,046         3,283
                  6.35%         04/01/19.....     1,524         1,681
                  6.40%         02/15/38.....     1,350         1,411
                  6.90%         04/15/38.....     2,140         2,372
                  8.75%         11/01/18.....     3,262         4,074
                  Verizon Global Funding Corp.
                  7.25%         12/01/10.....     3,889         4,110 /(h)/
                  Verizon Wireless Capital LLC
                  5.55%         02/01/14.....     6,882         7,469
                  Verizon Wireless Capital LLC
                  7.38%         11/15/13.....     6,113         7,022
                  VIP Finance Ireland Ltd. for
                   OJSC Vimpel
                   Communications (Class A)
                  8.38%         04/30/13.....     1,800         1,904 /(b)/
                  Virgin Media Finance PLC
                  8.38%         10/15/19.....     2,700         2,778
                  9.50%         08/15/16.....     2,700         2,899
                  Voto-Votorantim Overseas
                   Trading Operations N.V.
                  6.63%         09/25/19.....     1,000         1,002 /(b)/
                  VTB Capital SA
                   for Vneshtorgbank
                  6.32%         02/04/15.....       700           693 /(i)/
                  Walgreen Co.
                  5.25%         01/15/19.....     3,687         3,913
                  WEA Finance LLC
                  6.75%         09/02/19.....     2,496         2,680 /(b)/
                  7.50%         06/02/14.....     3,750         4,220 /(b)/
                  Westpac Banking Corp.
                  4.88%         11/19/19.....     5,180         5,113
                  Windstream Corp.
                  7.88%         11/01/17.....     6,177         6,100 /(b)/
                  Woodside Finance Ltd.
                  4.50%         11/10/14.....     5,028         5,073 /(b)/
                  Wyeth
                  5.50%         03/15/13.....     4,274         4,647

                                             Principal
                                                Amount                   Value
               XL Capital Ltd.
               5.25%          09/15/14......  $  5,664 $     5,547
               Xstrata Finance Canada Ltd.
               5.80%          11/15/16......     2,491       2,553 /(b)/
               XTO Energy Inc.
               6.38%          06/15/38......     1,677       1,888
               6.50%          12/15/18......       933       1,066
                                                           858,110

               Non-Agency Collateralized Mortgage Obligations -- 6.7%

               Banc of America Commercial
                Mortgage Inc. (Class A)
               5.66%          06/10/49......     5,970       4,990
               Banc of America Commercial
                Mortgage Inc. (Class C)
               5.70%          04/10/49......     2,000         432 /(h,i,l)/
               Banc of America Funding Corp.
               5.37%          02/20/36......     1,941          69 /(h,i,l)/
               5.60%          03/20/36......     1,728          94 /(h,i,l)/
               Banc of America Mortgage
                Securities Inc. (Class B)
               5.16%          01/25/36......     1,820         153 /(h,i,l)/
               5.51%          02/25/36......     1,374         260 /(h,i,l)/
               Bear Stearns Commercial
                Mortgage Securities
               5.24%          12/11/38......     2,070       1,687
               5.33%          02/11/44......     3,410       2,943
               5.41%          03/11/39......     1,472       1,494 /(h,i)/
               5.46%          03/11/39......     2,200       1,342 /(i)/
               5.48%          10/12/41......     4,563       4,617 /(h)/
               5.61%          06/11/50......     3,540       3,590
               5.69%          06/11/50......     4,820       4,220 /(i)/
               5.72%          06/11/40......     2,420       1,210 /(i)/
               6.21%          11/11/17......     2,930       1,437 /(i)/
               Bear Stearns Commercial
                Mortgage Securities (Class A)
               5.46%          04/12/38......     1,442       1,463 /(i)/
               5.54%          10/12/41......     4,900       4,872
               5.92%          06/11/50......     2,225       1,606 /(i)/
               Bear Stearns Commercial
                Mortgage Securities (Class D)
               5.99%          09/11/42......       700         131 /(b,h,i,l)/


-------
See Notes to Schedules of Investments on page 29 and Notes to Financial Statements.

GE S&S Income Fund                                 (dollars in thousands) -- December 31, 2009

                                    [GRAPHIC]



                                              Principal
                                                 Amount                   Value
               Citigroup Commercial
                Mortgage Trust
               5.70%           12/10/49......  $  9,000 $     6,488 /(i)/
               Citigroup Commercial
                Mortgage Trust (Class A)
               5.62%           10/15/48......     5,970       5,687
               Countrywide Alternative
                Loan Trust (Class B)
               6.00%           08/25/36......       187           3 /(h,l)/
               Countrywide Commercial
                Mortgage Trust
               5.46%           07/12/46......     6,230       4,784
               Credit Suisse Mortgage
                Capital Certificates
               5.47%           09/15/39......     3,967       3,398 /(h)/
               Credit Suisse Mortgage Capital
                Certificates (Class C)
               5.65%           02/25/36......       959          70 /(h,i,l)/
               CS First Boston Mortgage
                Securities Corp.
               0.65%           07/15/37......    37,269         529 /(b,h,i,l)/
               1.40%           03/15/35......    53,308         123 /(b,h,i,l)/
               5.34%           10/25/35......     1,625         130 /(h,i,l)/
               Greenwich Capital Commercial
                Funding Corp.
               5.44%           03/10/39......     3,540       3,128
               5.60%           12/10/49......     5,280       5,229
               GS Mortgage Securities Corp II
               5.56%           11/10/39......     3,650       3,196
               Impac CMB Trust
               0.49%           04/25/35......     1,709         944 /(h,i)/
               Impac CMB Trust (Class 1)
               0.59%           10/25/34......     3,845       2,771 /(i)/
               Impac Secured Assets CMN
                Owner Trust
               0.62%           03/25/36......     2,453         178 /(i)/
               Impac Secured Assets CMN
                Owner Trust (Class A)
               0.48%           11/25/36......     2,149          36 /(h,i)/
               Indymac INDA Mortgage
                Loan Trust
               5.22%           01/25/36......       473           6 /(h,i,l)/

                                             Principal
                                                Amount                   Value
               Indymac INDA Mortgage Loan
                Trust (Class B)
               5.22%          01/25/36......  $    949 $        53 /(h,i,l)/
               Interstar Millennium Trust
                (Class A)
               0.65%          03/14/36......       416         350 /(i)/
               JP Morgan Alternative
                Loan Trust
               0.29%          10/25/36......     1,557       1,494 /(i)/
               JP Morgan Chase Commercial
                Mortgage Securities Corp.
               5.34%          08/12/37......     4,450       4,391 /(i)/
               5.50%          06/12/47......     1,200         534 /(i)/
               5.79%          02/12/51......     5,040       4,397 /(i)/
               5.87%          04/15/45......     2,010       1,937 /(i)/
               6.07%          02/12/51......     6,200       4,877
               6.20%          02/12/51......     1,080         191 /(b,h,i,l)/
               JP Morgan Chase Commercial
                Mortgage Securities
                Corp. (Class A)
               5.90%          02/12/51......     4,780       3,460 /(i)/
               LB-UBS Commercial
                Mortgage Trust
               0.67%          09/15/39......   122,692       2,485 /(h,i,l)/
               0.72%          01/18/12......    51,891         590 /(h,i,l)/
               1.00%          01/15/36......    21,334         963 /(b,d,h,l)/
               4.95%          09/15/30......     2,230       2,161
               5.87%          09/15/45......     5,990       5,257 /(i)/
               6.15%          04/15/41......     1,160         679
               LB-UBS Commercial Mortgage
                Trust (Class B)
               6.65%          07/14/16......       750         774 /(b,h,l)/
               LB-UBS Commercial Mortgage
                Trust (Class F)
               6.24%          07/15/40......     1,915         320 /(h,i,l)/
               LB-UBS Commercial Mortgage
                Trust (Class X)
               0.46%          03/15/32......    32,282          87 /(h,i,l)/
               LB-UBS Commercial Mortgage
                Trust (Class X)
               0.50%          12/15/39......    44,274         515 /(b,h,i,l)/
               Lehman Brothers Floating Rate
                Commercial Mortgage Trust
               0.49%          10/15/17......       208         207 /(b,h,i)/
               0.54%          10/15/17......     4,000       3,964 /(b,h,i)/


-------
See Notes to Schedules of Investments on page 29 and Notes to Financial Statements.

GE S&S Income Fund                                 (dollars in thousands) -- December 31, 2009

                                    [GRAPHIC]



                                              Principal
                                                 Amount                   Value
              MASTR Alternative Loans Trust
              5.00%            08/25/18......  $  1,395 $       137 /(g,h,l,m)/
              Medallion Trust (Class A)
              0.31%            08/22/36......     1,378       1,307 /(i)/
              MLCC Mortgage Investors Inc.
              5.04%            02/25/36......     1,505          58 /(h,i,l)/
              Morgan Stanley Capital I
              0.77%            01/15/21......     2,988         717 /(b,i)/
              5.16%            10/12/52......     3,500       3,429 /(i)/
              5.28%            12/15/43......     2,021       2,046 /(h)/
              5.33%            12/15/43......     2,021       1,875 /(h)/
              5.36%            11/12/41......     9,345       7,693
              5.39%            11/12/41......     4,629       2,600 /(h,i)/
              5.44%            02/12/44......     2,017       1,996 /(b,h)/
              5.69%            04/15/49......     7,700       6,488 /(h,i)/
              5.71%            07/12/44......     3,000       3,003 /(h)/
              Morgan Stanley Capital I
               (Class A)
              1.00%            03/12/44......     6,080       5,863 /(i)/
              Morgan Stanley Dean Witter
               Capital I (Class A)
              5.72%            12/18/32......         4           4 /(h,l)/
              MortgageIT Trust (Class A)
              0.53%            08/25/35......     3,388       2,059 /(i)/
              National RMBS Trust
              0.36%            03/20/34......       625         595 /(i)/
              Opteum Mortgage
               Acceptance Corp.
              0.53%            02/25/35......       973         632 /(h,i)/
              Residential Accredit Loans Inc.
              6.00%            01/25/36......     1,433          34 /(h,l)/
              Residential Funding
               Mortgage Securities I
              5.75%            01/25/36......     1,564         120 /(h,l)/
              Sequoia Mortgage Trust
              0.49%            06/20/34......       212         161 /(h,i)/
              Structured Asset Securities Corp.
               (Class X)
              2.17%**          02/25/28......     4,910          -- /(i,l)/
              Thornburg Mortgage Securities
               Trust (Class A)
              0.91%            04/25/43......       365         313 /(i)/

                                        Principal
                                           Amount                 Value
          Wachovia Bank Commercial
           Mortgage Trust
          5.25%   12/15/43.............  $  4,840 $     4,676
          Wachovia Bank Commercial
           Mortgage Trust (Class A)
          5.99%   06/15/45.............     1,200         723 /(i)/
          WaMu Mortgage Pass
           Through Certificates
          0.56%   01/25/45.............       965         558 /(h,i)/
          0.57%   01/25/45.............       758         469 /(i)/
          WaMu Mortgage Pass Through
           Certificates (Class A)
          0.67%   07/25/44.............     1,220         635 /(i)/
          Wells Fargo Mortgage Backed
           Securities Trust
          5.39%   08/25/35.............     4,121         220 /(h,i,l)/
          5.50%   01/25/36 - 03/25/36..     3,108         368 /(h,l)/
          Wells Fargo Mortgage Backed
           Securities Trust (Class B)
          5.50%   03/25/36.............     2,831         582 /(h,l)/
                                                      162,357

          Sovereign Bonds -- 1.8%

          Democratic Socialist Republic
           of Sri Lanka
          7.40%   01/22/15.............       700         726 /(b)/
          8.25%   10/24/12.............       500         525
          Government of Argentina
          2.50%   12/31/38.............       550         191
          Government of Belize
          4.25%   02/20/29.............       549         302 /(j)/
          Government of Brazil
          5.63%   01/07/41.............     1,000         942
          8.00%   01/15/18.............     1,980       2,259 /(h)/
          Government of Colombia
          6.13%   01/18/41.............     1,600       1,484
          7.38%   03/18/19 - 09/18/37..     2,100       2,319
          Government of Croatia
          6.75%   11/05/19.............     1,000       1,077 /(b)/
          Government of Dominican
          9.50%   09/27/11.............     2,035       2,116


-------
See Notes to Schedules of Investments on page 29 and Notes to Financial Statements.

GE S&S Income Fund                                 (dollars in thousands) -- December 31, 2009

                                    [GRAPHIC]



                                           Principal
                                              Amount             Value

                 Government of Indonesia
                 10.38%       05/04/14....  $    700 $       863 /(b)/
                 11.63%       03/04/19....       900       1,291 /(b)/
                 Government of Korea
                 5.75%        04/16/14....       808         883
                 Government of Lebanon
                 4.00%        12/31/17....       467         432 /(a)/
                 Government of
                  Manitoba Canada
                 4.90%        12/06/16....     2,120       2,242 /(h)/
                 Government of Panama
                 5.20%        01/30/20....     1,400       1,404
                 6.70%        01/26/36....     1,965       2,073
                 Government of Peruvian
                 6.55%        03/14/37....     3,361       3,495
                 7.35%        07/21/25....       500         572
                 Government of Philippines
                 6.50%        01/20/20....       700         758
                 Government of Poland
                 6.38%        07/15/19....       805         876
                 Government of Qatar
                 4.00%        01/20/15....       400         401 /(b)/
                 5.25%        01/20/20....     1,600       1,612 /(b)/
                 6.40%        01/20/40....       400         402 /(b)/
                 Government of Quebec Canada
                 7.50%        09/15/29....     3,115       3,919
                 Government of Turkey
                 7.50%        07/14/17....     1,000       1,135
                 Government of Uruguay
                 6.88%        09/28/25....       802         843
                 Government of Venezuela
                 5.38%        08/07/10....     3,497       3,410
                 10.75%       09/19/13....     1,338       1,177
                 Korea Expressway Corp.
                 4.50%        03/23/15....     1,800       1,834 /(b)/
                 Republic of Ghana
                 8.50%        10/04/17....       600         614 /(b)/
                 Republic of Lithuania
                 6.75%        01/15/15....     1,500       1,527 /(b)/
                 Republic of the Philippines
                 6.38%        10/23/34....     1,000         980
                                                          44,684

                                                Principal
                                                   Amount             Value

                  Municipal Bonds and Notes -- 0.3%

                  New Jersey State
                   Turnpike Authority
                  7.41%           01/01/40.....  $  2,590 $     2,900
                  New Jersey Transportation
                   Trust Fund Authority
                  6.88%           12/15/39.....       880         904
                  Dallas Area Rapid Transit
                  6.00%           12/01/44.....     1,560       1,597
                  American Municipal
                   Power-Ohio Inc.
                  6.05%           02/15/43.....     1,994       1,868
                                                                7,269

                  Total Bonds and Notes
                   (Cost $2,308,344)...........             2,291,218

                  ---------------------------------------------------------
                  Other Investments -- 0.3%
                  ---------------------------------------------------------

                  GEI Investment Fund
                   (Cost $9,591)..............                  7,289 /(k)/

                  Total Investment in Securities
                   (Cost $2,317,935)                        2,298,507

                  ---------------------------------------------------------
                  Short-Term Investments -- 9.5%
                  ---------------------------------------------------------

                  Time Deposit -- 0.5%

                  State Street Corp.
                  0.01%           01/04/10.....    14,022      14,022 /(e)/

                  U.S. Treasuries -- 2.0%

                  U.S. Treasury Bill
                  0.13%           05/20/10.....    48,800      48,774 /(d)/

                  Federal Agencies -- 7.0%

                  Federal Home Loan Bank
                   Discount Notes
                  0.03%           01/27/10.....    28,700      28,699 /(d)/
                  0.05%           03/03/10.....    40,000      39,995 /(d)/
                  0.10%           03/19/10.....    40,000      39,991 /(d)/


-------
See Notes to Schedules of Investments on page 29 and Notes to Financial Statements.

GE S&S Income Fund                                 (dollars in thousands) -- December 31, 2009

                                    [GRAPHIC]



                                               Principal
                                                  Amount               Value
                  Federal National Mortgage
                   Assoc.Discount Notes
                  0.04%          02/04/10.....  $ 11,300   $    11,299 /(d)/
                  0.05%          02/24/10.....    50,000        49,994 /(d)/
                                                               169,978

                  Total Short-Term Investments
                   (Cost $232,774)............                 232,774

                  Total Investments
                   (Cost $2,550,709)..........               2,531,281

                  Liabilities in Excess of Other
                   Assets, net -- (3.8)%                       (93,669)
                                                           -----------

                  NET ASSETS -- 100.0%........             $ 2,437,612
                                                           ===========


Other Information
--------------------------------------------------------------------------------

The S&S Income Fund had the following long futures contracts open at December 31, 2009:

                                        Number   Current
                           Expiration     of     Notional   Unrealized
       Description           Date      Contracts  Value   (Depreciation)
       -----------------------------------------------------------------
       2 Yr. U.S.Treasury
        Notes Futures      March 2010     428    $92,562      $(137)
       5 Yr. U.S.Treasury
        Notes Futures      March 2010     229     26,194       (428)

The S&S Income Fund had the following short futures contracts open at December 31, 2009:

                                         Number    Current
                            Expiration     of      Notional   Unrealized
       Description            Date      Contracts   Value    Appreciation
       ------------------------------------------------------------------
       10 Yr. U.S.Treasury
        Notes Futures       March 2010    1017    $(117,416)    $3,075
                                                                ------
                                                                $2,510
                                                                ======


-------
See Notes to Schedules of Investments on page 29 and Notes to Financial Statements.

                                    [GRAPHIC]


(dollars in thousands) -- December 31, 2009

(a)Non-income producing security.

(b)Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, these securities amounted to $255,274; or 10.47% of the net assets of the GE S&S Income Fund. These securities have been determined to be liquid using procedures established by the Board of Trustees.

(c)Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d)Coupon amount represents effective yield.

(e)State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(f)Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.

(g)Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(h)At December 31, 2009, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(i)Variable or floating rate security. The stated rate represents the rate of December 31, 2009.

(j)Step coupon bond. Security becomes interest bearing at a future date.

(k)GEAM, the investment adviser of the Fund, also serves as investment adviser of the GEI Investment Fund.

(l)Illiquid Securities at December 31, 2009, these securities amounted to $16,444; or 0.67% of net assets for the GE S&S Income Fund. These securities have been determined to be illiquid using procedures established by the Board of Trustees.

(m)Coupon amount represents the coupon of the underlying mortgage securities on which monthly interest payments are based.

(n)Securities in default.

+  Percentages are based on net assets as of December 31, 2009.

*  Less than 0.1%

** Value less than $500

Abbreviations:

              ADR     -- American Depository Receipt

              REIT    -- Real Estate Investment Trust

              REMIC   -- Real Estate Mortgage Investment Conduit

              STRIPS  -- Separate Trading of Registered Interest
                         and Principal of Security

              TBA     -- To be announced

                                    [GRAPHIC]


Selected data based on a share outstanding throughout the years indicated

GE S&S Program Mutual Fund             2009       2008       2007       2006       2005
------------------------------------------------------------------------------------------
Inception date                              --         --         --         --     1/1/80
Net asset value, beginning of year. $    28.15 $    44.73 $    46.31 $    42.85 $    45.36
Income from investment operations:
  Net investment income............       0.51       0.60       0.74       0.91       0.74
  Net realized and unrealized
    gains (losses) on investments..       8.70    (16.58)       3.24       6.31       0.63
------------------------------------------------------------------------------------------
Total income (loss) from
  investment operations............       9.21    (15.98)       3.98       7.22       1.37
------------------------------------------------------------------------------------------

Less distributions from:
  Net investment income............       0.50       0.60       0.74       0.90       0.76
  Net realized gains...............         --         --       4.82       2.86       3.12
------------------------------------------------------------------------------------------
Total distributions................       0.50       0.60       5.56       3.76       3.88
------------------------------------------------------------------------------------------

Net asset value, end of year....... $    36.86 $    28.15 $    44.73 $    46.31 $    42.85
------------------------------------------------------------------------------------------

TOTAL RETURN/(a)/..................     32.71%   (35.70)%      8.53%     16.82%      2.95%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year
    (in thousands)................. $3,720,632 $2,857,838 $4,678,236 $4,541,021 $4,074,331
  Ratios to average net assets:
    Net investment income..........      1.60%      1.53%      1.48%      1.95%      1.60%
    Net expenses...................      0.19%      0.20%      0.10%      0.11%      0.09%
    Gross expenses.................      0.19%      0.20%      0.10%      0.11%      0.09%
  Portfolio turnover rate..........        45%        58%        55%        40%        42%

(a)Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions.

-------
See Notes to Financial Statements.

                                    [GRAPHIC]


Selected data based on a share outstanding throughout the years indicated

GE S&S Income Fund                            2009       2008       2007       2006       2005
-------------------------------------------------------------------------------------------------
Inception date                                     --         --         --         --     1/3/80
Net asset value, beginning of year........ $    10.49 $    11.18 $    11.15 $    11.24 $    11.52
Income (loss) from investment operations:
  Net investment income...................       0.44       0.50       0.62       0.60       0.55
  Net realized and unrealized
    gains (losses) on investments.........       0.36     (0.69)       0.03     (0.09)     (0.26)
-------------------------------------------------------------------------------------------------
Total income (loss) from
  investment operations...................       0.80     (0.19)       0.65       0.51       0.29
-------------------------------------------------------------------------------------------------

Less distributions from:
  Net investment income...................       0.44       0.50       0.62       0.60       0.54
  Net realized gains......................         --         --         --         --       0.03
-------------------------------------------------------------------------------------------------
Total distributions.......................       0.44       0.50       0.62       0.60       0.57
-------------------------------------------------------------------------------------------------

Net asset value, end of year.............. $    10.85 $    10.49 $    11.18 $    11.15 $    11.24
-------------------------------------------------------------------------------------------------

TOTAL RETURN/(a)/.........................      7.80%    (1.73)%      6.03%      4.74%      2.63%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year
    (in thousands)........................ $2,437,612 $2,350,064 $2,527,067 $2,507,655 $2,557,311
  Ratios to average net assets:
    Net investment income.................      4.15%      4.64%      5.61%      5.47%      4.80%
    Net expenses..........................      0.19%      0.18%      0.15%      0.15%      0.13%
    Gross expenses........................      0.19%      0.18%      0.15%      0.15%      0.13%
  Portfolio turnover rate.................       322%       452%       426%       322%       323%

(a)Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions.

-------
See Notes to Financial Statements.


 Statements of Assets and Liabilities                               GE S&S
 December 31, 2009 (Amounts in thousands)                           PROGRAM     GE S&S
                                                                  MUTUAL FUND INCOME FUND

ASSETS
  Investments in securities, at market
    (cost $3,414,888 and 2,308,344, respectively)................ $3,685,989  $2,291,218
  Investments in affiliated securities at market
    (cost $0, and 9,591, respectively)...........................         --       7,289
  Short-term Investments (at amortized cost).....................     33,889     232,774
  Foreign currency (cost $49 and $0, respectively)...............         49          --
  Income receivables.............................................      4,213      21,355
  Receivable for fund shares sold................................          5         400
  Variation margin receivable....................................         --         273
  Other assets...................................................          7          --
-----------------------------------------------------------------------------------------
    Total assets.................................................  3,724,152   2,553,309
-----------------------------------------------------------------------------------------
LIABILITIES
  Distribution Payable to Shareholders...........................         --         451
  Payable for investments purchased..............................         --     113,005
  Payable for fund shares redeemed...............................      1,418         126
  Payable to GEAM................................................      1,693       1,786
  Accrued other expenses.........................................         52          71
  Other liabilities..............................................        357         258
-----------------------------------------------------------------------------------------
    Total liabilities............................................      3,520     115,697
-----------------------------------------------------------------------------------------
NET ASSETS....................................................... $3,720,632  $2,437,612
-----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
  Capital paid in................................................  4,064,550   2,586,456
  Undistributed(distribution in excess of) net investment income.        503       3,775
  Accumulated net realized gain (loss)...........................   (615,522)   (135,701)
  Net unrealized appreciation/(depreciation) on:
    Investments..................................................    271,101     (19,428)
    Futures......................................................         --       2,510
-----------------------------------------------------------------------------------------
NET ASSETS....................................................... $3,720,632  $2,437,612
-----------------------------------------------------------------------------------------
Shares outstanding ($25.00 and $10.00 par value respectively;
  unlimited shares authorized)...................................    100,952     224,696
Net asset value per share........................................     $36.86      $10.85

-------
See Notes to Financial Statements.


 Statements of Operations                                                GE S&S
 For the Year ended December 31 , 2009 (Amounts in thousands)            PROGRAM     GE S&S
                                                                       MUTUAL FUND INCOME FUND

INVESTMENT INCOME
  Income:
    Dividend.......................................................... $   52,917   $     --
    Interest..........................................................      3,982    101,577
    Interest from affliated investments...............................         --         83
    Less : Foreign taxes withheld.....................................       (294)        --
----------------------------------------------------------------------------------------------
  Total Income........................................................     56,605    101,660
----------------------------------------------------------------------------------------------
  Expenses:
    Advisory and administration fees (Note 4).........................      4,498      2,864
    Transfer agent fees...............................................        685        655
    Insurance.........................................................        308        222
    Shareholder servicing agent expense...............................        233        223
    Custody and accounting expenses...................................        150        298
    Professional fees.................................................         29         41
    Registration, printing, filing and miscellaneous expenses.........         75         90
----------------------------------------------------------------------------------------------
    Net expenses......................................................      5,978      4,393
----------------------------------------------------------------------------------------------
  Net investment income...............................................     50,627     97,267
----------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ( LOSS) ON INVESTMENTS

  Realized gain (loss) on :
    Investments.......................................................   (364,491)   (58,682)
    Futures...........................................................         --      2,736
    Foreign currency related transactions.............................         --        (18)

  Increase (decrease) in unrealized appreciation / (depreciation) on:
    Investments.......................................................  1,230,943    135,996
    Futures...........................................................         --       (362)
----------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments.....................    866,452     79,670
----------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations................ $  917,079   $176,937
----------------------------------------------------------------------------------------------

-------
See Notes to Financial Statements.

 Statements of Changes                                              GE S&S
 in Net Assets For the year ended                                  PROGRAM                  GE S&S
 December 31, 2009 and 2008 (Amounts in thousands)               MUTUAL FUND              INCOME FUND

                                                              2009         2008        2009        2008
-----------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS
  Operations:
    Net investments income................................ $   50,627  $    59,622  $   97,267  $  114,275
    Net realized gain (loss) on investments, futures,
      written options, foreign currency related
      transactions and swaps..............................   (364,491)    (212,386)    (55,964)    (25,791)
    Net increase (decrease) in unrealized appreciation/
      (depreciation) on investments, futures, written
      options, foreign currency related translations......  1,230,943   (1,472,109)    135,634    (134,260)
-----------------------------------------------------------------------------------------------------------
    Net increase (decrease) from operations...............    917,079   (1,624,873)    176,937     (45,776)
-----------------------------------------------------------------------------------------------------------
  Distributions to shareholders from:
    Net investment income.................................    (50,216)     (59,567)    (97,663)   (113,769)
    Net realized gains....................................         --         (144)         --          --
    Return of capital.....................................         --           --          --          --
-----------------------------------------------------------------------------------------------------------
  Total distributions.....................................    (50,216)     (59,711)    (97,663)   (113,769)
-----------------------------------------------------------------------------------------------------------
  Increase (decrease) in net assets from operations
    and distributions.....................................    866,863   (1,684,584)     79,274    (159,545)
-----------------------------------------------------------------------------------------------------------
  Share transactions:
    Proceeds from sale of shares..........................    160,374      172,805      72,733      86,858
    Value of distributions reinvested.....................     46,834       55,370      92,933     108,183
    Cost of shares redeemed...............................   (211,277)    (363,989)   (157,392)   (212,499)
-----------------------------------------------------------------------------------------------------------
  Net increase (decrease) from share transactions.........     (4,069)    (135,814)      8,274     (17,458)
-----------------------------------------------------------------------------------------------------------
  Total increase (decrease) in net assets                     862,794   (1,820,398)     87,548    (177,003)

NET ASSETS
  Beginning of year.......................................  2,857,838    4,678,236   2,350,064   2,527,067
-----------------------------------------------------------------------------------------------------------
  End of year............................................. $3,720,632  $ 2,857,838  $2,437,612  $2,350,064
-----------------------------------------------------------------------------------------------------------
Undistributed net investment income, end of year.......... $      503  $        92  $    3,775  $    4,186

 CHANGES IN FUND SHARES

Shares sold by subscription...............................      5,259        4,627       6,893       7,937
Issued for distributions reinvested.......................      1,260        1,999       8,788      10,003
Shares redeemed...........................................     (7,096)      (9,676)    (14,985)    (19,910)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares....................       (577)      (3,050)        696      (1,970)
-----------------------------------------------------------------------------------------------------------

-------
See Notes to Financial Statements.

                                                              December 31, 2009
                                    [GRAPHIC]



1. Organization of the Funds

The GE S&S Program Mutual Fund and GE S&S Income Fund (collectively, the "Funds") are registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as open-end management investment companies. The Funds are two of the investment options offered under the GE Savings & Security Program (the "Program"). The Program, through a trust, owns 63% of the GE S&S Program Mutual Fund and 69% of the GE S&S Income Fund. The Funds operate as Employees' Securities Companies (as defined in the 1940 Act) and as such are exempt from certain provisions of the 1940 Act.

GE Asset Management Incorporated (GEAM) is the Funds' investment adviser and a wholly-owned subsidiary of General Electric Company.

2. Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

Accounting Changes

The Financial Accounting Standards Board (FASB) issued FASB Accounting Standards Codification (ASC) effective for financial statements issued for interim and annual periods ending after September 15, 2009. The ASC is an aggregation of previously issued authoritative U.S. generally accepted accounting principles (GAAP) in one comprehensive set of guidance organized by subject area. In accordance with the ASC, references to previously issued accounting standards have been replaced by ASC references. Subsequent revisions to GAAP will be incorporated into the ASC through Accounting Standards Updates
(ASU).

Subsequent Events

The following summarizes the significant accounting policies of the Funds:

Subsequent events after the balance sheet date through the date that the financial statements were issued, have been evaluated in the preparation of the Financial Statements.

Security Valuation and Transactions

A Fund's portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sales price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid as reported by an independent pricing service. Values obtained from pricing services are based on various factors such as market transactions, dealer supplied valuations, security characteristics and other market data. In the absence of a reliable price from such a pricing service, debt securities may be valued based on dealer supplied valuations or quotations. A Fund's written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last reported bid price. Short-term investments of sufficient quality with remaining maturities of sixty days or less at the time of purchase are valued on the basis of amortized costs.

                                                              December 31, 2009
                                    [GRAPHIC]




All assets and liabilities of the Funds initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuter exchange rate computed at 11:00 a.m., Eastern time.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Funds' Board of Trustees that are designed to establish its "fair" value.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price.

GEAM may also separately monitor portfolio securities and, consistent with the Funds' fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which a Fund could sell the affected portfolio security.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Fair Value Measurement
(Dollars in Thousands)

The Funds adopted ASC 820, Fair Valuation Measurements and Disclosures effective January 1, 2008. This guidance establishes a new framework for measuring fair value and expands related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

For financial assets and liabilities, fair value is the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction with a market participant at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

                                                              December 31, 2009
                                    [GRAPHIC]



Level 1 - Quoted prices for identical investments in active markets.

Level 2 - Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 - Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

When available, the Funds uses quoted market prices to determine the fair value of investment securities, and they are included in Level 1. Level 1 securities primarily include publicly-traded equity securities.

When quoted market prices are unobservable, pricing information is obtained from an independent pricing vendor. The pricing vendor uses various pricing models for each asset class that are consistent with what other market participants would use. The inputs and assumptions to the model of the pricing vendor are derived from market observable sources including: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and other market-related data. Since many fixed income securities do not trade on a daily basis, the methodology of the pricing vendor uses available information as applicable such as benchmark curves, benchmarking of like securities, sector groupings, and matrix pricing. The pricing vendor considers all available market observable inputs in determining the evaluation for a security. Thus, certain securities may not be priced using quoted prices, but rather determined from market observable information. These investments are included in Level 2 and primarily comprise our portfolio of corporate fixed income, and government, mortgage and asset-backed securities. In infrequent circumstances, pricing vendors may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are included in Level 3.

The Funds uses non-binding broker quotes as the primary basis for valuation when there is limited, or no, relevant market activity for a specific investment or for other investments that share similar characteristics. The Funds have not adjusted the prices obtained. Investment securities priced using non-binding broker quotes are included in Level 3. As is the case with the primary pricing vendor, third-party brokers do not provide access to their proprietary valuation models, inputs and assumptions. Accordingly, GEAM conducts internal reviews of pricing for all such investment securities periodically to ensure reasonableness of valuations used in our financial statements. These reviews are designed to identify prices that appear stale, those that have changed significantly from prior valuations, and other anomalies that may indicate that a price may not be accurate. Based on the information available, GEAM believes that the fair values provided by the brokers are representative of prices that would be received to sell the assets at the measurement date (exit prices).

                                                              December 31, 2009
                                    [GRAPHIC]



Other financial investments are derivative investments that are not reflected in Total Investments, such as futures, forwards, swaps, and written options contracts, which are valued based on the unrealized appreciation/depreciation of the instrument.

The Funds uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

Other financial instruments are derivative instruments that are not reflected in Total Investments, such as futures, forwards, swaps, and written options contracts.

In January 2010, FASB issued ASU 2010-06, Improving Disclosures about Fair Value Measurements. ASU 2010-06 will require reporting entities to make new disclosures about the amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. Those disclosures are effect for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. GEAM does not believe the adoption of ASU 2010-06 will materially impact the financial statement amounts.

The following tables present the funds' investments measured at fair value on a recurring basis at December 31, 2009:

    S&S Program Mutual Fund

                                    Level 1    Level 2   Level 3    Total
    ------------------------------------------------------------------------
    Investments in Securities/*+/  $3,685,989 $   33,889 $     -- $3,719,878

    + See Statement of Investments for Industry Classification.

    S&S Income Fund

                                    Level 1    Level 2   Level 3    Total
    ------------------------------------------------------------------------
    Investments In Securities+     $       -- $2,427,789 $103,492 $2,531,281
    Other Financial Instruments+        2,510         --       --      2,510

    + See Statement of Investments for Industry Classification.

* Other financial instruments include derivative instruments such as futures, forward foreign currency exchange contracts, swap contacts and option contacts. Amounts shown represent unrealized appreciation (depreciation), or in the case of options, market value at period end.

                                                              December 31, 2009
                                    [GRAPHIC]




Following is a reconciliation of securities activity based on Level 3 inputs for which unobservable market inputs were used to determine fair value:

                                                        Investments in Securities
-----------------------------------------------------------------------------------
Balance at 12/31/08                                             $ 66,253
  Accrued discounts/premiums                                         938
  Realized gain (loss)                                           (16,818)
  Change in unrealized appreciation (depreciation)                16,682
  Net purchases (sales)                                           54,720
  Net transfers in and out of Level 3                            (18,283)
-----------------------------------------------------------------------------------
Balance at 12/31/09                                             $103,492
-----------------------------------------------------------------------------------
Change in unrealized loss relating to securities still
  held at 12/31/09                                              $  2,152

Transfers in and out of Level 3 are considered to occur at the beginning of the period.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with the Investment Company Act of 1940. Generally, amortized cost reflects the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2. Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund's NAV.

Repurchase Agreements

Each of the Funds may engage in repurchase agreement transactions with respect to instruments that are consistent with the Fund's investment objectives or policies. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

Security Lending

Each of the Funds may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Funds continue to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Funds will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. A Fund will also earn interest, net of any rebate, from

                                                              December 31, 2009
                                    [GRAPHIC]



securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Funds may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

Foreign Currency

Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at year end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates for securities denominated in foreign currencies from the fluctuations arising from changes in market prices of those securities during the year. Such fluctuations are included in net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received and paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities (including foreign currencies and open foreign currency contracts) as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

Futures Contracts

The GE S&S Income Fund may invest in futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund's exposure to the underlying instrument while selling futures tends to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

                                                              December 31, 2009
                                    [GRAPHIC]




Options

The GE S&S Income Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage its exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase a Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counter-parties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When a Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

Swap Contracts

As part of its investment strategy, the GE S&S Income Fund may invest in swap agreements which are agreements to exchange the return generated by one instrument for the return generated by another instrument. Total return swap agreements involve commitments to pay interest in exchange for a market linked return based upon a notional principal amount. To the extent the total return of the security or index underlying the agreement exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Swaps are marked to market daily based upon the underlying security or index. Payments received or made are recorded as realized gain or loss in the Statement of Operations. Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

When-Issued Securities and Forward Commitments

Each of the Funds may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled a month or more after entering into the transactions. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the

                                                              December 31, 2009
                                    [GRAPHIC]



underlying securities or if the counterparty does not perform under the contract. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Funds will not enter into such commitments for the purpose of investment leverage.

Forward Foreign Currency Exchange Contracts

The GE S&S Income Fund may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Fund's currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Fund's financial statements. Such amounts appear under the caption forward foreign currency contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Fund's risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts' terms. When a Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities is segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

Income Taxes
(Dollars in Thousands)

The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

The Funds are subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity's activities during the year. ASC 740 also provides guidance regarding how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. There are no adjustments to the Funds' net assets required under ASC 740. The Funds' 2006, 2007, 2008 and 2009 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities."

                                                              December 31, 2009
                                    [GRAPHIC]




At December 31, 2009, information on the tax components of capital is as follows:


                           Cost of          Gross Tax      Gross Tax     Net Tax Appreciation/
                         Investments       Unrealized      Unrealized      (Depreciation) on
                      For Tax Purposes    Appreciation    Depreciation        Investments
----------------------------------------------------------------------------------------------
GE S&S Program
  Mutual Fund            $3,549,463         $413,582       $(243,167)          $170,415
GE S&S Income Fund        2,553,320           68,066         (90,105)           (22,039)

                    Net Tax Appreciation/                Undistributed           Post
                      (Depreciation) on                 Long-Term Gains/        October
                    Derivatives, Currency Undistributed   (Accumulated          Losses
                    and Other Net Assets     Income      Capital Loss)    (see Detail Below)
----------------------------------------------------------------------------------------------
GE S&S Program
  Mutual Fund            $       --         $    503       $(514,837)          $     --
GE S&S Income Fund               --            3,775        (130,580)                --

                                                              December 31, 2009
                                    [GRAPHIC]




As of December 31, 2009, the following Funds have capital loss carryovers as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

                   Fund                    Amount   Expires
                   ------------------------------------------
                   GE S&S Program Mutual
                     Fund                 $150,494 12/31/2016
                                           364,343 12/31/2017
                   GE S&S Income Fund        8,770 12/31/2013
                                            25,532 12/31/2014
                                            16,907 12/31/2016
                                            79,371 12/31/2017

Any net capital and currency losses incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Funds did not defer such losses.

The tax composition of distributions paid during the year ended December 31, 2009 was as follows:

                                   Ordinary   Long-Term
              Fund                  Income  Capital Gains  Total
              ----------------------------------------------------
              GE S&S Program
                Mutual Fund   2009 $ 50,216     $ --      $ 50,216
                              2008   59,567      144        59,711
              GE S&S
                Income Fund   2009   97,663       --        97,663
                              2008  113,769       --       113,769

Distributions to Shareholders

GE S&S Income Fund declares investment income dividends daily and pays them monthly. The GE S&S Program Mutual Fund declares and pays dividends from investment income annually. The Funds declare and pay net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) treatment of realized gains and losses on foreign currency contracts, futures and losses deferred due to wash sale transactions. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2009 were as follows:

                              Undistributed  Accumulated   Paid
                              Net Investment Net Realized   in
                                  Income         Loss     Capital
              ---------------------------------------------------
              GE S&S Program
                Mutual Fund        $ --          $--       $ --
              GE S&S
                Income Fund         (18)          18         --

Investment Income

Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on bonds are accreted and amortized, respectively, to call or maturity date, whichever is shorter, using the effective yield method.

Expenses

Expenses of the Funds which are directly identifiable to a specific Fund are allocated to that Fund. Expenses which are not directly identifiable

                                                              December 31, 2009
                                    [GRAPHIC]



to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds. All expenses of the Funds are paid by GEAM, and reimbursed by the Funds.

Derivatives Disclosure

The Fund is subject to equity price risk, interest rate risk, credit risk and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Fund uses futures contracts to gain exposure to, or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange's clearinghouse, as counterparty to all traded futures, guarantees the futures against default.


Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure.

                                 Asset Derivatives December 31, 2009        Liability Derivatives December 31, 2009
                            ----------------------------------------------  ----------------------------------------
                                                          Notional                              Notional
                                                           Value/                                Value/
Derivatives not accounted                                  No. of                                No. of
for as hedging instruments        Balance Sheet          Contracts   Fair   Balance Sheet      Contracts      Fair
under FASB ASC 815                   Location           Long/(Short) Value    Location        Long/(Short)    Value
---------------------------------------------------------------------------------------------------------------------
S&S Income Fund
 Interest Rate Contracts    Receivables, Net Assets --  1,340/1,674  2,510*
                            Unrealized Appreciation/
                            (Depreciation) on Futures

*Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments and equity section of the Statement of Assets and Liabilities. Only the current day's variation margin is reported within the assets section of the receivables and/or payables Statement of Assets and Liabilities.

Shown below are the effects of derivative instruments on the Funds' Statements of Operations, summarized by primary risk exposure.

                                                               Total Number   Realized Gain
                                                               of Futures/    or (Loss) on     Change in Unrealized
Derivatives not accounted                                        Options       Derivatives  Appreciation/(Depreciation)
for as hedging instruments          Location in the             Contracts      Recognized         on Derivatives
under FASB ASC 815             Statements of Operations      Purchased/(Sold)   in Income      Recognized in Income
-----------------------------------------------------------------------------------------------------------------------
 S&S Income Fund
 Interest Rate Contracts    Net realized gain/(loss) on            27/(28)        2,736                (362)
                            futures, Increase/(decrease) in
                            unrealized appreciation/
                            (depreciation) on futures

                                                              December 31, 2009
                                    [GRAPHIC]



3. Line of Credit

The Trust shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.15% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Trust has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of its prospectus limitation, 20% of its net assets, or $125 million. The credit facilities were not utilized by the Trust during the period ended December 31, 2009.

4. Amounts Paid to Affiliates

Advisory and Administration Expenses

During 2009, the Funds incurred expenses for the cost of services rendered by GEAM as investment adviser and for services GEAM rendered as shareholder servicing agent. These expenses are included as advisory and administration expenses and shareholder servicing agent expense in the Statements of Operations. The Trustees received no compensation as trustees for the Funds.

GENPACT performs certain accounting and certain administration services not provided by GEAM. For the year ending December 31, 2009, $54,985 (dollars not in thousands) was charged to the GE S&S Program Mutual Fund and $46,091 (dollars not in thousands) was charged to the GE S&S Income Fund. Administrative services not performed by GEAM or GENPACT were provided by an unaffiliated service provider.

5. Investment Transactions
(Dollars in Thousands)

Purchases and Sales of Securities

The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the year ended December 31, 2009, were as follows:

                                   U.S. Government
                                     Securities         Other Securities
    -----------------------------------------------------------------------
                                Purchases    Sales    Purchases    Sales
    -----------------------------------------------------------------------
    GE S&S Program Mutual Fund  $       -- $       -- $1,419,596 $1,398,336
    GE S&S Income Fund           5,457,034  6,178,594  2,023,823  1,359,685

Options

During the year ended December 31, 2009 and for the year then ended the GE S&S Income Fund did not enter into any option contracts.

Security Lending

At December 31, 2009 and for the year then ended there were no securities on loan.

                                    [GRAPHIC]



[LOGO]

Board of Trustees and Shareholders
GE S&S Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the GE S&S Program Mutual Fund and GE S&S Income Fund, each a series of GE S&S Funds (collectively, the "Funds"), as of December 31, 2009 and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the GE S&S Program Mutual Fund and GE S&S Income Fund as of December 31, 2009, the results of their operations, changes in their net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

[LOGO]

Boston, Massachusetts
February 25, 2010

                                    [GRAPHIC]



For the year ended December 31, 2009

Summary

For the fiscal year ended December 31, 2009 certain dividends paid by the fund may be subject to a maximum income tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the ordinary dividends paid during the fiscal year, the following represent the amounts that may be considered qualified dividend income:

                                                        Qualified
                                                        Dividend
              Fund name                                  Income
              ---------------------------------------------------
              General Electric S&S Program Mutual Fund    100%

For corporate shareholders, of the ordinary dividends paid, the following represent the amounts that may be eligible for the dividends received deduction:

                                                        Dividends
                                                        Received
              Fund name                                 Deduction
              ---------------------------------------------------
              General Electric S&S Program Mutual Fund   95.66%

                                    [GRAPHIC]



The Board of Trustees of the GE S&S Mutual Funds/1/ (the "Board") considered and all those that were present unanimously approved the continuance of the investment advisory agreements with GE Asset Management Incorporated ("GEAM") at a meeting held on December 17, 2009.

In considering whether to approve the Funds' investment advisory agreements, the Board members considered and discussed a substantial amount of information and analysis provided by GEAM personnel. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment objectives and sizes, which was prepared by independent third party providers, Lipper Analytical Services Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ the same investment strategies as the Funds. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving each Fund's investment advisory agreement, the Board members received and considered memoranda prepared by GEAM personnel that set forth detailed information, including substantial exhibits and other materials related to GEAM's business and the services it provides to each Fund. The Board members also reviewed materials discussing the legal standards for the consideration of the proposed continuances. The Board members reviewed and discussed the proposed continuance of the agreements with GEAM personnel, including representatives from the legal, compliance and finance departments and senior members of each relevant investment group (e.g., equity, fixed income). The Board members also heard presentations by these representatives, and posed questions and engaged in substantive discussions with them concerning the Funds' operations and the investment process employed for each Fund. The Board members took into account that many of them possess multi-year experience as Board members and that all of them possess a great deal of knowledge about GEAM and the Funds in their capacities as senior officers of GEAM. They also took into account their consideration of these types of agreements in recent years. The information was presented in a manner to facilitate comparison to prior periods and to reflect certain enhancements. To focus their review, the Board members asked GEAM personnel, in its oral presentations, to highlight material differences from the information presented in recent years.

-------
/1/ The GE S&S Mutual Funds include the GE S&S Income Fund and GE S&S Program Mutual Fund (each, a "Fund" and collectively, the "Funds").


In reaching their determinations relating to continuance of the Funds' investment advisory agreements, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. The Board members evaluated this information, and all other information available to them, for each Fund separately, and their determinations were made separately in respect of each Fund. In particular, the Board members focused on the following with respect to each Fund:

The Nature, Extent And Quality Of Services Provided

The Board members reviewed the services provided by GEAM and concurred that GEAM provides high quality advisory and administrative services to the Funds. In connection with their consideration of GEAM's services, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term

                                    [GRAPHIC]



performance; (ii) effective processes used for selecting investments and brokers; (iii) effective processes used for providing Fund administration, including controllership and compliance functions and oversight of the performance of other companies that provide services to the Funds; (iv) highly skilled professionals, including analysts, research professionals and portfolio managers with a depth of experience involving the types of Funds they oversee;
(v) access to significant technological resources from which the Funds may benefit; and (vi) a favorable history and reputation. The Board members discussed the personnel changes made during the past year by GEAM. The Board members noted that each Fund represents only a small amount of the overall assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM. In particular, the Board members discussed that the Funds benefit from a large staff of research analysts employed by GEAM.

In light of the foregoing, the Board members concluded that the services provided by GEAM continue to be satisfactory.

Investment Performance Of The Funds

The Board members considered the investment performance of the Funds for various periods. The Board members reviewed detailed comparisons of the performance of the Funds with the relevant securities indices and peer groupings of mutual funds prepared by Lipper and Morningstar with respect to various periods. The Board members also engaged in discussions with GEAM personnel regarding the investment process and performance results for each Fund. These discussions focused on each Fund's investment objective, the number and experience of portfolio management and supporting research personnel, the investment style and approach employed, the likely market cycles for the investment style and, in some instances, relative underperformance in certain periods. The Board members discussed GEAM's investment approach with respect to each of the Funds, and that the performance of the Funds is consistent with GEAM's articulated long-term approach and overall investment philosophy.

The Board members concluded that the Funds' performance was acceptable overall taking into consideration the factors discussed above.

Cost Of The Services Provided To The Funds

The Board members considered the cost of the services provided by GEAM, noting that, pursuant to each investment advisory agreement, GEAM is reimbursed for its reasonable costs incurred in providing the services contemplated by those agreements and is not paid a management fee. The Board also noted that GE Investment Distributors, Inc. ("GEID"), a subsidiary of GEAM, is reimbursed for its reasonable costs incurred in providing services specified in its agreement with the Funds as unitholder servicing agent and is not paid a unitholder servicing fee. The Board members considered that the charges resulting from this arrangement involve all of the expenses incurred by GEAM and GEID with respect to the management and unitholder operations of the Funds, including, without limitation, indirect allocable overhead costs and the direct and indirect costs of GEAM and GEID personnel providing investment management and other services to the Funds. The Board members noted and discussed the additional services provided by GEAM to the Funds compared to other investment products managed by GEAM and the charges that result from those services and were provided a study conducted by the Investment Company Institute that discusses and compares advisory fees and services for mutual funds and institutional separate accounts. The Board members also noted that none of the charges resulting from the Funds' arrangements with GEAM and GEID may include any element of profit.

                                    [GRAPHIC]




The Board members reviewed the information they had requested from GEAM personnel concerning the underlying assumptions and methods of cost allocation used by GEAM in allocating its costs and those of the other Fund service providers, including GEID. The Board members also discussed with GEAM personnel the basis for their belief that the methods of allocation used were reasonable for each area of GEAM's business.

Based on their review, the Board members concluded that they were satisfied that the assumptions and methods used in cost allocation and the level of expenses incurred by the Funds were not unreasonable or excessive.

The Extent To Which Economies Of Scale Would Be Realized For The Benefit Of Fund Shareholders As The Funds Grow

The Board members considered the extent to which economies of scale would be realized for the benefit of Fund investors as the Funds grow. The Board noted that, although none of the Funds experienced significant growth in assets over the past year, the Funds continue to enjoy fee and expense levels within the group of lowest fee and expense funds in their respective peer group comparisons.

The Board members recognized the significant benefits to the Funds resulting from their arrangement with GEAM, which causes them to bear only the reasonable costs incurred by GEAM and GEID, without any element of profit, for the substantial services they provide to the Funds. The Board members also recognized the benefits to the Funds of being able to leverage a favorable cost structure achieved with respect to the Funds' other operating expenses as a result of GEAM's large overall base of assets under management and its vendor management practices.

Comparison Of Services To Be Rendered And Costs To Be Incurred

The Board members discussed the services provided to the Funds by GEAM, and the costs incurred by the Funds for those services. The Board members reviewed information concerning the Funds' expense ratios, and comparative information with respect to similar products. They discussed that, in all cases, the Funds enjoy expense levels within the group of lowest cost funds in each peer group comparison. In light of this information, the Board members determined that the level of expenses incurred was reasonable in relation to the services provided to the Funds.

Fall-Out Benefits

The Board members considered other actual and potential financial benefits that GEAM may derive from its relationship with the Funds, including, where applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Funds benefit from the vast array of resources available through GEAM, and that each Fund represents only a small amount of the overall assets managed by GEAM.

Conclusion

No single factor was determinative to the Board's decision. Based on their discussion and such other matters as were deemed relevant, the Board members concluded that the proposed level of cost reimbursement to GEAM and projected total expense ratios for the Funds are reasonable in relation to the services provided. In view of these facts, the Board members concluded that the renewal of each advisory agreement was in the best interests of the Funds and their shareholders.

                                    [GRAPHIC]



Information about Trustees and Executive Officers:

The business and affairs of the Trust are managed under the direction of the GE S&S Mutual Funds' Board of Trustees. Information pertaining to the Trustees and officers of the Trust is set forth below.

Interested Trustees and Executive Officers

--------------------------------------------------------------------------------
James W. Ireland III
--------------------------------------------------------------------------------

Address c/o GEAM 3001 Summer St. Stamford, CT 06905

Age  54

Position Held with Fund Trustee

Term of Office and Length of Time Served Until successor is elected and qualified - two years

Principal Occupation(s) During Past 5 Years President, Chief Executive Officer, and Director of GEAM since June 2007; President, NBC Universal Television Stations from December 1999 to July 2007.

Number of Portfolios in Fund Complex Overseen by Trustee 8

Other Directorships Held by Trustee Trustee of the Norman Rockwell Museum since September 1997 and Treasurer of the Norman Rockwell Museum Board of Trustees since September 1998; Member of the Board of Directors of the Damon Runyon Cancer Research Foundation since October 2008; Trustee and Vice Chair of the Campaign Steering Committee of St. Lawrence University since July 2001; Trustee of Elfun Funds and General Electric Pension Trust since July 2007.

--------------------------------------------------------------------------------
Daniel O. Colao
--------------------------------------------------------------------------------

Address c/o GEAM, 3001 Summer St. Stamford, CT 06905

Age 43

Position Held with Fund Trustee

Term of Office and Length of Time Served Until successor is elected and qualified - one year

Principal Occupation(s) During Past 5 Years Executive Vice President and Chief Financial Officer of GEAM since July 2008; Global Chief Financial Officer of Lehman Brothers Investment Management Division from March 2008 to July 2008; Managing Director and Global Chief Financial Officer of Lehman Brothers Bank and Mortgage Capital Division from March 2007 to March 2008; Chief Financial Officer of GE Aviation Services from August 2005 to March 2007; Chief Financial Officer of GE Vendor Financial Services from August 2004 to August 2005; GE Corporate Financial Planning and Analysis (FP&A) manager from June 2004 to August 2004; Chief Financial Officer of GE Fleet Services from January 2001 to June 2004.

Number of Portfolios in Fund Complex Overseen by Trustee 8

Other Directorships Held by Trustee Trustee of Elfun Funds and General Electric Pension Trust since July 2008; Director of GE Asset Management Limited (GEAML) since August 2008.

--------------------------------------------------------------------------------
Paul M. Colonna
--------------------------------------------------------------------------------

Address c/o GEAM, 3001 Summer St. Stamford, CT 06905

Age 41

Position Held with Fund Trustee

Term of Office and Length of Time Served Until successor is elected and qualified - two years

Principal Occupation(s) During Past 5 Years President - Fixed Income at GEAM since March 2007; Executive Vice President of GEAM from February 2007 to March 2007; Senior Vice President-Total Return Management at GEAM from March 2005 to March 2007; Senior Vice President-Structured Products at GEAM from March 2002 to March 2005.

Number of Portfolios in Fund Complex Overseen by Trustee 8

Other Directorships Held by Trustee Trustee of Elfun Funds and General Electric Pension Trust since February 2007; Director of GE Asset Management Limited (GEAML) since December 2007.

                                    [GRAPHIC]




--------------------------------------------------------------------------------
Michael J. Cosgrove
--------------------------------------------------------------------------------

Address c/o GEAM 3001 Summer St. Stamford, CT 06905

Age 60

Position(s) Held with Fund Trustee

Term of Office and Length of Time Served Until successor is elected and qualified - 22 years

Principal Occupation(s) During Past 5 years President and Chief Executive Officer - Mutual Funds and Intermediary Business of GEAM since March 2007; Executive Vice President of GEAM from February 2007 to March 2007; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Mutual Funds of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

Number of Portfolios in Fund Complex Overseen by Trustee 51

Other Directorships Held by Trustee Chairman of the Board and President of GE Funds since 1993 and GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc. since 1997; Trustee of Elfun Funds and General Electric Pension Trust since 1988; Trustee of Fordham University and Elfun Foundation; Director, GE Asset Management (Ireland), GE Asset Management Funds Plc, GE Asset Management Canada Company, GE Asset Management Limited and GE Volunteers.

--------------------------------------------------------------------------------
Amiel H. Goldberg
--------------------------------------------------------------------------------

Address c/o GEAM, 3001 Summer St. Stamford, CT 06905

Age 46

Position(s) Held with Fund Trustee

Term of Office and Length of Time Served Until successor is elected and qualified - less than one year

Principal Occupation(s) During Past 5 Years Senior Vice President, Chief Risk Officer of GEAM since June 2009; Executive Director and Investment Banker - Financial Institutions Solutions Group of UBS Investment Bank from April 2007 to May 2008; Senior Vice President - Enterprise Wide Finance and Divisional Finance Officer - Commercial Banking Group of WaMu from January 2007 to April 2007; Senior Vice President - Enterprise Wide Finance and Treasury Integration and Methods Executive of WaMu from July 2005 to December 2006; Vice President/Director and Head of Asset-Liability Management of CoBank, ACB from January of 2000 to June 2005.

Number of Portfolios in Fund Complex Overseen by Trustee  8

Other Directorships Held by Trustee Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since June 2009.

--------------------------------------------------------------------------------
Ralph R. Layman
--------------------------------------------------------------------------------

Address c/o GEAM 3001 Summer St. Stamford, CT 06905

Age 54

Position(s) Held with Fund Trustee

Term of Office and Length of Time Served Until successor is elected and qualified - 18 years

Principal Occupation(s) During Past 5 years President and Chief Investment Officer - Public Equities and a Director at GEAM since July 2009; President - International Equities from March 2007 to July 2009; Executive Vice President of GEAM from 1993 to March 2007; Executive Vice President - International Equity Investments at GEAM from 1993 to March 2007; Executive Vice President - International Equity Investments of GEIC from 1993-2000 (when GEIC was merged into GEAM); Senior Vice President - International Equity Investments of GEAM and GEIC from 1991 until 1993; Executive Vice President, Partner and Portfolio Manager of Northern Capital Management from 1989-1991; and prior thereto, Vice President and Portfolio Manager of Templeton Investment Counsel.

Number of Portfolios in Fund Complex Overseen by Trustee 8

Other Directorships Held by Trustee Trustee of Elfun Funds and General Electric Pension Trust since 1993; Director of GE Asset Management Limited (GEAML) since September 1995.

                                    [GRAPHIC]




--------------------------------------------------------------------------------
Matthew J. Simpson
--------------------------------------------------------------------------------

Address c/o GEAM, 3001 Summer St. Stamford, CT 06905

Age 48

Position(s) Held with Fund Trustee

Term of Office and Length of Time Served two years

Principal Occupation(s) During Past 5 Years Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM and Senior Vice President and General Counsel of GEAMS from February 1997 to July 2007; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds, GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to July 2007 and Vice President from October 2003 to July 2007.

Number of Portfolios in Fund Complex Overseen by Trustee 51

Other Directorships Held by Trustee Trustee of GE Funds, GE Institutional Funds and GE LifeStyle Funds since July 2007; Director of GE Investments Funds, Inc. since July 2007; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since July 2007.

--------------------------------------------------------------------------------
Judith A. Studer
--------------------------------------------------------------------------------
Address c/o GEAM 3001 Summer St. Stamford, CT 06905

Age 57

Position(s) Held with Fund Trustee

Term of Office and Length of Time Served Until successor is elected and qualified - 6 years

Principal Occupation(s) During Past 5 years Director and Chief Market Strategist at GEAM since July 2009; President - U.S. Equities at GEAM from June 2007 until July 2009; Executive Vice President of GEAM from 2006 to June 2007; Executive Vice President - Investment Strategies from July 2006 to June 2007; Senior Vice President - International Equities of GEAM from 1995-2006.

Number of Portfolios in Fund Complex Overseen by Trustee 8

Other Directorships Held by Trustee Trustee of Elfun Funds and General Electric Pension Trust since 2004.

--------------------------------------------------------------------------------
Donald W. Torey
--------------------------------------------------------------------------------

Address c/o GEAM 3001 Summer St. Stamford, CT 06905

Age 52

Position(s) Held with Fund Trustee

Term of Office and Length of Time Served Until successor is elected and qualified - 16 years

Principal Occupation(s) During Past 5 years President - Alternative Investments at GEAM since March 2007; Executive Vice President of GEAM from 1997 to March 2007; Executive Vice President - Alternative Investments from 1997 to March 2007; Director of GEIC from 1993-2000 (when GEIC was merged into GEAM); Executive Vice President - Alternative Investments of GEIC from 1997-2000; Executive Vice President - Finance and Administration of GEAM and GEIC from 1993 to 1997; Manager - Mergers and Acquisitions Finance for GE from 1989-1993; Vice President - Private Placements of GEIC from 1988-1989.

Number of Portfolios in Fund Complex Overseen by Trustee 8

Other Directorships Held by Trustee Trustee of Elfun Funds and General Electric Pension Trust since 1993.

--------------------------------------------------------------------------------
John J. Walker
--------------------------------------------------------------------------------

Address c/o GEAM 3001 Summer St. Stamford, CT 06905

Age 56

Position(s) Held with Fund Trustee

Term of Office and Length of Time Served Until successor is elected and qualified - 10 years

Principal Occupation(s) During Past 5 years Chief Operating Officer of GEAM since January 2008; Chief Financial Officer of GEAM from 1999-2008; Chief Financial Officer of GEIC from 1999-2000 (when GEIC was merged into GEAM); Chief Financial Officer of GE Capital - Global Consumer Finance from 1996-1999; Chief Financial Officer of GE Capital - Commercial Finance from 1992 to 1996; Finance Director of GE Capital - TIFC from 1988-1992.

Number of Portfolios in Fund Complex Overseen by Trustee 8

Other Directorships Held by Trustee Trustee of Elfun Funds and General Electric Pension Trust since 1999; Director of GE Asset Management Limited (GEAML) since July 1995.

                                    [GRAPHIC]




--------------------------------------------------------------------------------
David Wiederecht
--------------------------------------------------------------------------------

Address c/o GEAM, 3001 Summer St. Stamford, CT 06905

Age 53

Position Held with Fund Trustee

Term of Office and Length of Time Served Until successor is elected and qualified - One year

Principal Occupation(s) During Past 5 Years Director of GEAM and President and Chief Investment Officer - Investment Strategies since February 2008; Managing Director - Alternative Investments from 2004 to 2008; Vice President - Alternative Investments/Private Equity/Hedge Fund from 1998 to 2004.

Number of Portfolios in Fund Complex Overseen by Trustee 8

Other Directorships Held by Trustee Trustee of Elfun Funds and General Electric Pension Trust since 2008; Director of Edmunds Holding Company since 1999; Director of The Ritten-house Hotel and Condominium since 1992; Director of Ross-Simons, Inc. since 2001.

                                    [GRAPHIC]



Investment Adviser

GE Asset Management Incorporated

Program Trustees and Officers of the Investment Adviser

James W. Ireland III, Trustee, President and Chief Executive Officer of GE
Asset Management Incorporated (GEAM)
Cheryl H. Beacock, Senior Vice President of GEAM, Human Resources
Daniel O. Colao, Trustee, Executive Vice President of GEAM, Chief Financial Officer
Paul M. Colonna, Trustee, President and Chief Investment Officer - Fixed Income Investments
Michael J. Cosgrove, Trustee, President and CEO - Mutual Funds and Intermediary Business
Amiel H. Goldberg, Trustee, Senior Vice President of GEAM, Chief Risk Officer Ralph R. Layman, Trustee, President and Chief Investment Officer - Public
Equity Investments (since July 2009)
Maureen B. Mitchell, President - Institutional Sales and Marketing (since July
2009)
Matthew J. Simpson, Trustee, Executive Vice President of GEAM, General Counsel and Secretary
Judith M. Studer, Trustee, President - Chief Market Strategist (since July 2009) Donald W. Torey, Trustee, President - Alternative Investments and Real Estate John J. Walker, Trustee, Executive Vice President of GEAM, Chief Operating Officer
David Wiederecht, Trustee, President and Chief Investment Officer - Investment Strategies

Portfolio Managers

GE S&S Program Mutual Fund                   GE S&S Income Fund
Team Members:  George A. Bicher              Team led by Paul M. Colonna
            Stephen V. Gelhaus               Team Members:  William Healey
            Thomas R. Lincoln                            Mark H. Johnson
            Paul C. Reinhardt                            Vita Marie Pike

Independent Registered Public Accounting Firm
KPMG LLP

Custodian
State Street Bank & Trust Company

Shareholder Servicing Agent

Address all inquiries inside the Program to:  Address all inquiries outside the Program to:
          GE S&SP Service Center                    GE S&S Mutual Funds
          c/o Fidelity Investments                  c/o PNC Global Investment Servicing
          P.O. Box 770003                           P.O. Box 9838
          Cincinnati, OH 45277-0065                 Providence, RI 02940

                                    [GRAPHIC]



INSIDE THE SAVINGS & SECURITY PROGRAM

   Shares or units held inside the Program have been credited to your account as a result of contributions and investment earnings. For a statement summarizing your account balance in the Program, please refer to Your Personal Share statement (a copy of which may be obtained on benefits.ge.com) or your S&SP Quarterly Investment Statement, which is provided quarterly and is available online at any time or upon request. You may obtain additional information and process transactions on investments held inside the Program by calling:

GE S&SP Service Center:  1-877-55-GESSP (1-877-554-3777)

  or visit benefits.ge.com and click on My GE S&SP

OUTSIDE THE SAVINGS & SECURITY PROGRAM

   If shares of Program Mutual and Income Funds have been distributed to you from the Program, information on these investments may be obtained by calling:

GE Asset Management -- Shareholder Services:  1-800-242-0134

  or visit www.geam.com

GE S&S Funds
3001 Summer Street
Stamford, CT 06905

Distributor
GE Investment Distributors Inc.
Member FINRA and SIPC
3001 Summer Street
PO Box 7900
Stamford, CT 06904-7900

www.geam.com



  The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first, second and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Funds' website at http://www.geam.com; and (iii) on the Commission's website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC -- information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

  Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-months period ended June 30 is available without charge (i) through the Funds' website at http://www.geam.com; and (ii) on the Commission's website at http://www.sec.gov.


              [LOGO]                                 SS-1 (2/10)
              ---------------------------------------------------


ITEM 2. CODE OF ETHICS.

Please refer to the Code of Ethics included in the following link:

www.ge.com/files/usa/en/commitment/social/integrity/downloads/english.pdf


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that both John R. Costantino and William J. Lucas are designated as audit committee financial experts for the Funds; and further that it is the finding of the Boards that Messrs. Costantino and Lucas, the audit committee financial experts, qualify as being 'independent' pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	AUDIT FEES.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provide by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods were $17,200 in 2008 and $17,200 in 2009.

(b)	AUDIT RELATED FEES.  There were no fees billed by the Auditor for assurance and related services that were related to the performance of the audit for the Registrant during the Reporting Periods.

(c)	TAX FEES.  There were no fees billed for professional services rendered by the Auditor for tax compliance, tax advice or tax planning for the Registrant during the Reporting Periods.

(d)	ALL OTHER FEES.   There were no fees billed for products and services
provided by the Auditor, other than the services reported in paragraphs
(a) through (c) of this Item for the Registrant during the Reporting Periods.

(e)	(1)  AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES.

The Audit Committee of the S&S Funds (the "Funds") Board of
Trustees is responsible, among other things, for the appointment, compensation and oversight of the work of the Fund's independent accountants/auditors (the "Auditor"). As part of this responsibility and to ensure that the Auditor's independence is not impaired, the Audit Committee
(1) pre-approves the audit and non-audit services provided to the Funds by the Auditor, and (2) all non-audit services provided to the Funds' investment adviser and covered affiliates (as defined in the Audit Committee Charter) that provide ongoing services to the Funds if the services directly impact the Funds' operations or financial reporting, in accordance with the Audit Committee Charter. Following are excerpts from the Audit Committee Charter that sets forth the pre-approval policies and procedures:

1.	Selection and Pre-Approval of Auditor and Approval of Fees.
(i)	The Audit Committee shall pre-approve the selection of the Auditor and shall recommend for ratification the selection, retention or termination of the Auditor by the full Board, including the independent Trustees/Directors, and, in connection therewith, shall evaluate the independence of the Auditor, including: (i) an evaluation of whether the Auditor provides any consulting services to the Fund's investment adviser and the extent to which the Auditor provides non-audit services to the Fund's investment adviser and certain other affiliated service providers as defined in Section 2(f) below, which services are not subject to the pre-approval requirements set forth in Section 4 below;
(ii) an evaluation of the extent to which the Auditor has any relationships with the Fund or its affiliated persons that are brought to the attention of the Audit Committee by the Auditor in accordance with applicable standards of the Independence Standards Board ("ISB"), because, in the Auditor's professional judgment, such relationships may reasonably be thought to bear on the Auditor's independence with respect to the Fund; and (iii) monitoring the Auditor's compliance with respect to the rotation requirements for the lead and coordinating partners having primary responsibility for the Fund's audits and any partner responsible for the reviewing the Fund's audits.
The Audit Committee shall review the Auditor's specific representations as to its independence.
(b)	The Audit Committee shall pre-approve and review the fees charged by the Auditor for audit and non-audit services to be provided to the Fund and certain affiliated service providers (as defined in Section 2(f) below) in accordance with the pre-approval requirements set forth in Section 4 below.
The Fund shall provide for appropriate funding, as determined by the Audit Committee, to compensate the Auditor for any authorized service provided to the Fund.
2.	Meetings with the Auditor.   The Audit Committee shall meet with the
Auditor, including private meetings, prior to the commencement of substantial work on the audit and following the conclusion of the audit, as well as such other times as the Audit Committee shall deem necessary or appropriate. The Auditor shall report directly to the Audit Committee. The Auditor shall report at least annually, concerning the following and other pertinent matters:
(a)	to review the arrangements for and scope of the annual audit and any special audits;
(b)	to provide the Auditor the opportunity to report to the Audit
Committee, on a timely basis, all critical accounting policies and practices to be used;
(c)	to discuss any matters of concern relating to the Fund's financial statements, including: (i) any adjustments to such statements recommended by the Auditor, or other results of said audit(s), and (ii) any alternative treatments of financial information within GAAP that have been discussed with Fund management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Auditor;
(d)	to provide the Auditor the opportunity to report to the Audit
Committee, on a timely basis, any material written communication between the Auditor and Fund management, such as any management letter or schedule of unadjusted differences;
(e)	to discuss the opinion the Auditor has rendered regarding the Fund's financial statements;
(f)	to report all non-audit services that do not require Audit Committee pre-approval and are provided to certain affiliated persons of the Fund, including: (1) the Fund's investment adviser or sub-advisers (but excluding any investment sub-adviser whose role is primarily portfolio management and is overseen by the investment adviser), (2) the Fund's principal underwriter, and (3) any entity controlling, controlled by, or under common control with the investment adviser or principal underwriter, that provides "ongoing" services to the Funds in accordance with the pre-approval requirements of paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X (each, a "Covered Affiliate" and collectively, "Covered Affiliates");
(g)	to review, in accordance with current standards of ISB, all
relationships between the Auditor and the Fund or its affiliated persons that, in the Auditor's professional judgment, may reasonably be thought to bear on its independence, and to confirm, in light of such information, whether the Auditor believes, in its professional judgment, that it may properly serve as independent accountants/auditors with respect to the Fund;
(h)	to consider the Auditor's comments with respect to the Fund's financial policies, procedures and internal accounting controls and responses thereto by the Fund's officers and Fund management, as well as other personnel;
(i)	to investigate any improprieties or suspected improprieties in the operations of the Fund to the extent necessary or appropriate in light of any internal investigations by the Fund's officers and/or by officers or employees of the Fund management of such improprieties;
(j)	to receive periodic reports concerning regulatory changes and new accounting pronouncements that significantly affect the value of the Fund's assets and their financial reporting;
(k)	to report on the Fund's qualification under Subchapter M of the Internal
Revenue Code, amounts distributed and reported to shareholders for Federal tax purposes and the Fund's tax returns; and
(l)	to provide the Auditor the opportunity to report on any other matter that the Auditor deems necessary or appropriate to discuss with the Audit Committee.
	If the Auditor's report on the above-listed (and other pertinent) matters is not made in person to the Audit Committee within 60 days following the end of the Fund's fiscal year, the Auditor shall deliver a written report to the Audit Committee concerning these matters within such 60 day period.
3.	Change in Accounting Principles.  The Audit Committee shall consider the effect upon the Fund of any changes in accounting principles or practices proposed by the Auditor or the Fund's officers.
4.	Pre-Approval of Audit Related Services and Permissible Non-Audit
Services. The Audit Committee shall pre-approve both audit (including audit, review, and attest) services and permissible non-audit services provided to the Fund and, if the nature of the engagement relates directly to the operations and financial reporting of the Fund, permissible non-audit services provided to any Covered Affiliate.

The Audit Committee may determine to delegate the authority to grant pre-approvals to one or more Audit Committee members, each acting on behalf of the Audit Committee. In this event, the member of the Audit Committee so delegated shall report each delegated pre-approval to the Audit Committee at its next regularly scheduled meeting. The Audit Committee may also adopt and follow, in lieu of explicit pre-approval described above, written policies and procedures detailed as to the particular service, designed to safeguard the continued independence of the Auditor, consistent with the requirements of the Act and SEC regulations thereunder.

Notwithstanding the foregoing, the pre-approval requirement concerning permissible non-audit services provided to the Fund or any Covered Affiliate is waived if: (1) the aggregate amount of all such non-audit services provided constitutes no more than five percent (5%) of the total amount of revenues paid to the Auditor by the Fund and the Covered Affiliates during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee, (2) the non-audit services were not recognized as non-audit services at the time of the engagement, and (3) such non-audit services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or one or more designated members of the Audit Committee prior to the completion of the audit.

5.	Prohibited Activities of the Auditor.  The Audit Committee shall confirm with the Auditor that it is not performing contemporaneously (during the audit and professional engagement period) non-audit services for the Fund that the Audit Committee believes may taint the independence of the Auditor.
The Auditor will be responsible for informing the Audit Committee of whether it believes that a particular non-audit service is permissible or prohibited pursuant to applicable regulations and standards.

(2) PERCENTAGE OF SERVICES IN PARAGRAGHS (b) THROUGH (d) APPROVED BY AUDIT COMMITTEE. No fees were charged during 2008 or 2009 for audit related, tax or other services as indicated in sections (b) through (d) of this Item.

(f)	Not applicable.

(g)	NON-AUDIT FEES.  The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $0 in 2008 and $0 in 2009.

(h)	AUDITOR INDEPENDENCE. There were no non-audit services rendered to
Service Affiliates that were not pre-approved.


ITEM 5. Audit Committee of Listed Registrants

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant's audit committee members are: John R. Costantino,
William J. Lucas and Robert P. Quinn.

ITEM 6. Schedule of Investments.

		Attached as part of ITEM 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Applicable only to Closed-End Management Investment Companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Applicable only to Closed-End Management Investment Companies.

ITEM 9. Purchases of Equity Securities by Closed-End Management
	Investment Company and Affiliated Purchasers.

	 Applicable only to Closed-End Management Investment Companies.

ITEM 10. Submission of Matters to a Vote of Security Holders.

	 No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

The officers providing the certifications in this report in accordance with Rule 30a-3 under the Investment Company Act of 1940 have concluded, based on their evaluation of the registrant's disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purpose described in paragraph (c) of such rule.

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their last evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.



ITEM 12.  EXHIBITS.

(a)   Not applicable.

(b) Attached hereto as Exhibit 1 and Exhibit 2 are the Certifications of John H. Myers and Scott Rhodes as principal executive officer and principal financial officer, respectively, as required by Rule 30a-2 under the Investment Company Act of 1940.


                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

GENERAL ELECTRIC S&S INCOME FUND

By:   /S/JAMES W.IRELAND
      James W.Ireland
      TRUSTEE, PRESIDENT AND CHIEF EXECUTIVE OFFICER,
      GE ASSET MANAGEMENT INCORPORATED

Date:  March 08, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By:   /S/JAMES W.IRELAND
      James W.Ireland
      TRUSTEE, PRESIDENT AND CHIEF EXECUTIVE OFFICER,
      GE ASSET MANAGEMENT INCORPORATED


Date:  March 08, 2010

By:   /S/EUNICE TSANG
      Eunice Tsang
      TREASURER, S&S FUNDS

Date:  March 08, 2010

 EXHIBIT INDEX

            (b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

            (b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.